STATE OF ALABAMA

JEFFERSON COUNTY


                      TAX REFORM ACT OF 1986
                 AMENDMENT AND RESTATEMENT OF THE
                           BIG B, INC.
              PROFIT SHARING 401(k) RETIREMENT PLAN
         (formerly Big B, Inc. Capital Accumulation Plan)


          BIG B, INC., a corporation organized and existing under the laws of the State of Alabama, with its principal place of business in Bessemer, Alabama (hereinafter called the "Employer"), hereby adopts and publishes on this the ____ day of ____________, 19__ this Amended and Restated Profit Sharing 401(k) Retirement Plan for the exclusive benefit of such of its Employees who may become Participants and their Beneficiaries as set forth in this document, pursuant to Section 401(a) of the Internal Revenue Code, as follows:


                      W I T N E S S E T H:


          WHEREAS, Employer, effective on February 1, 1986, established a Capital Accumulation Plan and Trust, which were approved by the Internal Revenue Service as to their qualification; and

          WHEREAS, the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988 and the Omnibus Budget Reconciliation Act of 1989, have required substantial changes in the terms and provisions of the Big B, Inc. Capital Accumulation Plan; and

          WHEREAS, said Big B, Inc. Capital Accumulation Plan provides that the Employer reserves the right at any time and from time to time, by action of its Board of Directors, to amend in whole or in part any and all provisions of said Plan; and

          WHEREAS, the Board of Directors of the Employer specifically approved and adopted, by resolution, the Big B, Inc. Profit Sharing 401(k) Retirement Plan, as hereinafter restated, which together with the Trust Agreement amends and restates the Big B, Inc. Capital Accumulation Plan and Trust Agreement in their entirety; and

          NOW, THEREFORE, in consideration of the above premises and the mutual covenants herein contained, Employer amends said Plan as of the dates hereof and causes the terms and provisions of the original Plan and amendments thereto to be modified and amended as set forth herein:



                            ARTICLE I

                             PURPOSE

               1.1  The purpose of the Plan is to provide a
regular method whereby Employer will make contributions to a Trust Fund, to be received, held and disbursed pursuant to the terms of a Trust Agreement dated the 1st day of November, 1994 (hereinafter for brevity referred to as the "Trust Agreement") and to provide financial security for its employees upon their retirement or disability and for their beneficiaries in the event of death. It is intended that this Plan qualify as a profit sharing plan for purposes of Section 401(a) of the Code. It is also intended that the Plan provide a method for employees to contribute a portion of their compensation pursuant to a written salary reduction agreement and that the Plan qualify as a cash or deferred Plan pursuant to Section 401(k) of the Code. The Trust Fund will be devoted to the exclusive benefit of the participating employees and their beneficiaries, and in no event will any part of the corpus or trust income revert to Employer or be used for or devoted to any other purpose.


                            ARTICLE II

                      NAME AND EFFECTIVE DATE

               2.1 The name of this Plan shall be the Big B, Inc. Profit Sharing 401(k) Retirement Plan.

               2.2  The Effective Date of the Plan is February 1,
1986.

               2.3  Effective dates of amended and restated
provisions of this plan are as follows:

                    (a)  Unless specifically stated otherwise in
the Plan or Code, the effective date of all other sections as amended and restated shall be February 1, 1989.

                    (b)  Limitation Years beginning after
December 31, 1991: The deletion of the use of accrued compensation, if applicable.

                    (c)  Plan Years beginning after December 31,
1987: Section 8.3 regarding contributions/allocations continuing for participants who have reached Normal Retirement Age and who continue employment (Code Section 411(b)(2)).

                    (d)  Plan Years beginning after December 31,
1986:

                         (i)    Sections regarding Actual
Contribution Percentage shall be effective for contributions after December 31, 1986.

                         (ii)   Code Section 415 limitations of
Sections 7.4 and 7.5.

                    (e)  Years beginning after December 31, 1985:

The deletion of provisions requiring contributions from profits is effective for Plan Years beginning after December 31, 1985.

                    (f)  Plan Years beginning after December 31,
1984:

                         (i)    The definition of Annuity
Starting Date and all Sections of Article VIII relating to Pre-
Retirement Survivor and Qualified Joint and Survivor Annuities, except as otherwise provided in Article VIII.

                         (ii)   Provisions in Section 9.2
incorporating IRC 411(a)(7)(C) cash-out distributions.

                         (iii)  Section 10.2(f) regarding top-
heavy determination as required by Code Section 416(g)(4)(E).

                    (g) Loan provisions of Article XIII shall be effective as of the separately stated effective dates set forth in IRC Sections 72(p) and 417(a) and Labor Reg. 2550.408b-1.

               2.4 The contributing date shall be as of the Anniversary Date of the Plan.


                            ARTICLE III

                            DEFINITIONS

          When used herein, the following words and phrases shall have the following meanings, unless the context clearly indicates otherwise.

               3.1 "Accrued Benefit" shall mean the sum, as of the last Valuation Date, of balances in all accounts maintained for a Participant, including any Contracts held by the Trust on a Participant's life.

               3.2 "Actual Contribution Percentage" shall mean the average of ratios (expressed as a percentage to the nearest one-hundredth of one percent) of Employees in the group for a Plan Year, calculated separately for each Employee in such group as follows:

                    (a)  The numerator of such ratio is the sum
of Employer Matching Contributions and Qualified Employer
Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral test).

                    (b)  The denominator of such ratio is the
Compensation (as defined in Section 414(s) of the Code) of each Employee in the group for the portion of such Plan Year that the Employee was a Participant in the Plan.

                    (c)  At the Employer's election, the
numerator may include Qualified Discretionary Employer
Contributions and Elective Deferrals, provided the Actual
Deferral Percentage test is met before the Elective Deferrals are used in the Actual Contribution Percentage test and continues to be met following the exclusion of such Elective Deferrals that are used in the Actual Contribution Percentage test.

                    (d) The numerator shall not include Employer Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

                    (e)  The ratio shall be zero for a
Participant for whom no Employer Matching Contributions,
Qualified Employer Matching Contributions or Elective Deferrals are made.

               3.3 "Actual Deferral Percentage" shall mean the average of ratios (expressed as a percentage to the nearest one-hundredth of one percent) of Employees in the group for a Plan Year, calculated separately for each Employee in the group as follows:

                    (a)  The numerator of such ratio is the sum
of the following Employer contributions actually paid over to the Trust on behalf of each Employee in the group for the Plan Year:

                         (i)    Elective Deferrals made pursuant
to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees, excluding Excess Elective Deferrals of non-highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer, and excluding Elective Deferrals that are taken into account in the Actual Contribution Percentage), and

                         (ii)   At the election of the Employer,
Qualified Discretionary Employer Contributions and Qualified
Employer Matching Contributions of each Employee in the group.

                    (b)  The denominator of such ratio is the
Compensation (as defined in Section 414(s) of the Code) of each Employee in the group for the portion of such Plan Year that the Employee was a Participant in the Plan.

                    (c)  The ratio shall be zero for an Employee
who would be a Participant but for the failure to make Elective
Deferrals.

               3.4  "Affiliated Service Group" shall mean:

                    (a)  a group of service Organizations
consisting of the Employer and one or more of the following:

                         (i)    Any service Organization which --

                                (A)  is a shareholder or partner
of the Employer, and

                                (B)   regularly performs services
for the Employer or is regularly associated with the Employer in performing services for third persons, and

                         (ii)   Any other Organization if

                                (A)  a significant portion of the
business of such Organization is the performance of services for the Employer, for Organizations described in subparagraph (a)(i) hereinabove, or for both, which is of a type historically performed in such service field by employees, and

                                (B)  ten percent (10%) or more of
the interests in such Organization is held by persons who are highly compensated employees (within the meaning of Section 414(q) of the Code) of the Employer or an Organization described in subparagraph (a)(i) hereinabove; or

                    (b)  a group of Organizations consisting of:

                         (i)    an Organization the principal
business of which is performing, on a regular and continuing basis, management functions for the Employer or any Organization which is a "Related Organization" to the Employer; and

                         (ii)   the Employer and the Related
Organization for which said services are performed.

                         (iii)  for purposes of this Section,
"Related Organization" shall mean:

                                (A)  any Organization which would
be a member of the Controlled Group pursuant to Section 1563(a) of the Code, except that for purposes of Section 415 of the Code, the phrase "more than 50%" shall be substituted for the phrase "at least 80%" each place it appears in Section 1563(a) of the Code; or

                                (B)  the relationship of the
Employer and the Organization would result in a disallowance of losses under Sections 267 or 707(b) of the Code.

                    (c)   For purposes of this Section, after
December 31, 1984, the term "Organization" shall mean a corporation, partnership, or other Organization and, in determining ownership pursuant to subsection (a) hereinabove, the principles of Section 318(a) of the Code shall apply.

               3.5  "Age" shall mean attained age.

               3.6 "Allocation Date" shall mean the last day of each quarter or month of the Plan Year, or other such date selected by the Administrator.

               3.7 "Anniversary Date" shall mean the last day of the Plan Year.

               3.8 "Annual Addition Suspense Account" shall mean the account maintained in the Plan to record reductions in the annual addition as required by Section 7.4 hereof.

               3.9 "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

               3.10 "Beneficiary" shall mean, subject to the distribution provisions of Article VIII, the person or persons selected in writing by the Participant to receive the benefits under the Plan in the event of the Participant's death. Wherever the rights of a Participant are stated or limited herein, his Beneficiary shall be deemed bound thereby. If any Participant shall fail to designate a Beneficiary, or if there is no designated Beneficiary surviving at the Participant's death, the Administrator shall be empowered to designate a Beneficiary or Beneficiaries on his behalf, but only from among the following, in the order named: (1) spouse, (2) children, in equal shares,
(3) parents, in equal shares or survivor, (4) brothers and sisters, per stirpes, and (5) estate of the Participant. In the event any of the above shall be under the age of majority, the Administrator shall pay the share of such minor to his or her parents or legally appointed guardian, as custodian under the Alabama Uniform Transfers to Minors Act.

               3.11 "Board" shall mean the Board of Directors of the Employer.

               3.12 "Break In Service" shall mean a Plan Year during which a Participant has not completed more than five hundred (500) Hours of Service.

               3.13 "Code" shall mean the Internal Revenue Code of 1986, as amended.

               3.14  "Compensation" shall mean:

                      (a)  Except as provided hereinbelow, a
Participant's compensation which would be included on his Federal
W-2 Form for the Plan Year for which the contribution is made, excluding contributions to any Qualified Plan or any non-qualified deferred compensation plan.

                      (b)  Compensation shall include Employer
contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                      (c)  Provided, however, in all events, for
any Plan Year, Compensation, as defined above, shall not include amounts in excess of Two Hundred Thousand Dollars ($200,000).
The sum of Two Hundred Thousand Dollars ($200,000) shall be adjusted for increases in the cost of living pursuant to Section 401(a)(17) of the Code and the regulations thereunder. The adjusted dollar limitation shall be effective January 1 of a calendar year and applies with respect to Limitation Years beginning with or within such calendar year. In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if the Plan provides for permitted disparity) the limitation shall be prorated among the affected Participants in proportion to each Participant's Compensation as determined prior to the application of this limitation.

                    (d)  In addition to other applicable
limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA 93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                    (e)  For Plan Years beginning on or after
January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                    (f)  If compensation for any prior
determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for the prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                    (g)  In the case of an Employee who becomes
eligible to participate in the Plan on August 1 of a Plan Year, Compensation with respect to such Plan Year shall be counted from the date the Employee becomes eligible.

               3.15 "Contract"shall mean any ordinary or term life insurance contract secured from any life insurance company authorized to do business in the State of Alabama, which has been obtained for the purpose of providing benefits under this Plan.

               3.16 "Controlled Group" shall mean any group of corporations which, together with the Employer, are members of a Controlled Group within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) or
(e)(3)(c) or would be a part of such a group if Section 1563(a) applied to partnerships or proprietorships.

               3.17 "Disability" shall mean, for all purposes under this Plan, a condition under which a Participant is deemed to be totally and permanently disabled, if, supported by medical evidence, he will be totally unable, due to physical or mental disability, ever to discharge or to resume full duties of the same general nature as those which he performed immediately prior to such disability provided that: (a) such disability did not arise while engaged in or as a result of having engaged in a wrongful, illegal or criminal act, or an act contrary to the best interest of Employer; or (b) such disability did not result from habitual drunkenness or addiction to narcotics or self-inflicted injury while sane or insane.

               3.18 "Discretionary Employer Contribution" shall mean a contribution made by the Employer pursuant to Section
6.1(a).

               3.19 "Discretionary Employer Contribution Account" shall mean the account maintained for a Participant to record his share of Discretionary Employer Contributions and forfeitures, and adjustments relating thereto.

               3.20 "ERISA" shall mean the Employee Retirement
Income Security Act of 1974, as amended.

               3.21 "Early Retirement Age" shall mean the date
Participant attains age fifty-five (55) or older, or completes fifteen (15) Years of Credited Service with the Employer, whichever is later.

               3.22 "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in
Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any Employer contributions made on behalf of a participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

               3.23 "Elective Deferral Account" shall mean the account maintained for a Participant to record his Elective
Deferrals with adjustments relating thereto.

               3.24 "Eligibility Computation Period" shall mean the period of twelve (12) consecutive months beginning with an Employee's Employment Commencement Date, and thereafter, shall mean the next succeeding Plan Year which includes the first anniversary of the Participant's Employment Commencement Date. An Employee who is credited with 1000 Hours of Service in both the initial Eligibility Computation Period and the first Plan year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period will be credited with two Years of Service.

               3.25 "Eligibility Date" shall mean the February 1,
May 1, August 1, or November 1 of each Plan Year.

               3.26 "Employee" shall mean any person employed by Employer maintaining the Plan or any other employer required to be aggregated with such Employer under Sections 414(b), (c), (m) or (o) of the Code. For purposes of determining whether or not the Plan meets the requirements of Section 10.2 hereof, the term Employee shall also include the Beneficiary of an Employee. The term Employee shall also include leased employees within the meaning of Section 414(n) or 414(o) of the Code.

               3.27 "Employer" shall mean Big B, Inc., a corporation having its principal office at Bessemer, Alabama, or any successor thereto by merger, purchase, or otherwise, and any participating employer which adopts the Plan.

               3.28 "Employer Matching Contribution" shall mean a contribution made by the Employer on behalf of a Participant on account of an Elective Deferral made pursuant to Section 6.2(a).

               3.29 "Employer Matching Contribution Account" shall mean the account maintained for a Participant to record
Employer Matching Contributions (and adjustments thereto) made on his behalf.

               3.30 "Employment Commencement Date" shall mean the date on which an Employee first performed an Hour of Service for the Employer. In the case of a re-hired Employee, "Employment Commencement Date" shall mean the date on which the Employee first performed an Hour of Service after being re-hired.

               3.31 "Family Member" shall mean a person described in Section 414(q)(6)(B) of the Code.

               3.32 "Five-Percent Owner" shall mean any person who is defined as a Five-Percent Owner in Section 416(i)(1)(B) of the Code and the Regulations promulgated thereunder, which are hereby incorporated by reference as if fully set out herein.

               3.33 "Highly Compensated Employee" shall mean a highly compensated active employee and/or highly compensated former employee as follows:

                    (a)  A highly compensated active employee
includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:
(i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term highly compensated employee also includes; (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and if the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are 5% owners at any time during the look-back year or determination year.

                    (b)  If no officer has satisfied the
compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee.

                    (c) For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year. The top-paid group shall consist of the top 20% of active employees, ranked on the basis of compensation paid during such year. Compensation shall mean compensation within the meaning of Code
Section 415(c)(3).

                    (d)  A highly compensated former Employee
includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                    (e)  If an Employee is, during a
determination year or look-back year, a family member of either a 5% owner who is an active or former Employee or a highly compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5% owner or top-ten highly compensated Employee shall be aggregated.

In such case, the family member and 5% owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5% owner or top-ten highly compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                    (f)  The determination of who is a highly
compensated Employee, including the determinations of the number and identity of Employee in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with
Section 414(q) of the Code and the regulations thereunder.

               3.34 "Hour of Service" shall mean:

                    (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

                    (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period); and

                    (c)  Each hour for which back pay,
irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited under both paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employees for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                    (d)  The provisions of Sections 2530.200(b)-
2(b) and 2530.200(b)-2(c) of the regulations of the Labor Department (relating to determining Hours of Service for reasons other than the performance of duties and crediting of Hours of Service to computation periods) are hereby incorporated by reference as if fully set out herein.

                    (e) An Employee who is not paid on an hourly basis and whose hours are not counted and recorded shall be credited with ten (10) Hours of Service for each day during the Plan Year for which he actually performs services for any portion of that day. An Employee shall also be credited with ten (10) Hours of Service for any day during the Plan Year for which no services are performed if the Employee would be entitled to be credited with at least one (1) Hour of Service for that day under Paragraph (b) or (c) hereinabove.

                    (f)  For Plan Years beginning after December
31, 1984, solely for purposes of determining whether a Break In Service (as defined in Section 3.12 has occurred in a computation period, for participation and vesting purposes, a Participant who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Participant but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence: (1) by reason of the pregnancy of the Participant, (2) by reason of a birth of a child of the Participant, (3) by reason of the placement of a child with the Participant in connection with the adoption of such child by such Participant or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Section shall be credited: (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break In Service in that period, or (2) in all other cases, in the following computation period. No credit will be given under this Section, however, unless the Participant furnishes to the Plan Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for reasons qualifying for the maternity/paternity provisions set forth above, and the number of days for which there was such an absence.

                    (g)  Hours of service will be credited for
employment with other members of an affiliated service group (under Section 414(m)), a controlled group of corporations (under
Section 414(b)), or a group of trades or businesses under common control (under Section 414(c)) of which the adopting employer is a member, and any other entity required to be aggregated with the employer pursuant to Section 414(o) and the regulations thereunder.

                    (h)  Hours of service will also be credited
for any individual considered an employee for purposes of this Plan under Section 414(n) or Section 414(o) and the regulations thereunder.

               3.35 "Inactive Participant" shall mean a Participant who has separated from service with the Employer.

               3.36 "Key-Employee" shall mean any person who is defined as a Key-Employee in Section 416(i)(1) of the Code, and the Regulations promulgated thereunder, which are hereby incorporated by reference as if fully set out herein. For purposes of determining whether the Plan is a Top-Heavy Plan as defined in Section 10.2 hereof, the term Key-Employee shall also include the Beneficiary of a Key-Employee. The term "non-key employee" means any Employee who is not a Key Employee and shall also include Employees who are former Key-Employees.

               3.37 "Limitation Year" shall mean the Plan Year.

               3.38 "Named Fiduciary" shall be the Employer or such other party, individual or otherwise, appointed by the Board.

               3.39 "Nonhighly Compensated Participants" shall mean a participant who is an Employee who is neither a Highly
Compensated Employee nor a Family Member.

               3.40 "Normal Retirement Age" shall mean the attainment of age sixty-five (65) by a Participant.

               3.41 "Participant" shall mean any Employee who meets (or has met in prior plan years) the participation and eligibility requirements set out in the Plan, provided that such Employee's nonforfeitable benefits have not been fully distributed.

               3.42 "Participating Employer" shall mean any corporation, partnership, professional corporation or professional association which has adopted the Plan pursuant to
ARTICLE XV of the Plan.

               3.43 "Permissive Aggregation Group" shall mean all plans in the Required Aggregation Group and any other Qualified Plans maintained by the Employer or by any member of the Controlled Group or Affiliated Service Group, but only if such group of plans would satisfy, in the aggregate, the requirements of Sections 401(a)(4) and 410 of the Code and contributions or benefits in the other Qualified Plan are comparable to contributions or benefits of plans in the Required Aggregation Group. The Plan Administrator shall determine which plan or plans shall be taken into account in determining the Permissive Aggregation Group.

               3.44 "Plan" shall mean Big B, Inc. Profit Sharing
401(k) Retirement Plan, as set forth by this document and all amendments thereto.

               3.45 "Plan Administrator" (hereinafter sometimes for brevity referred to as "Administrator") shall be Big B, Inc., or such other party, individual or otherwise, appointed by the Board.

               3.46 "Plan Year" shall mean the period of twelve
(12) consecutive months beginning on the first day of February and ending on the last day of January, both dates inclusive.

               3.47 "Pre-Retirement Survivor Annuity" shall mean an annuity payable to a surviving spouse of a Participant which shall be equal to the amount which would be payable as a survivor annuity under the Qualified Joint and Survivor Annuity Provisions of the Plan if:

                    (a)  in the case of a Participant who dies
after the Earliest Retirement Date, such Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's death; or

                    (b) in the case of a Participant who dies on or before the earliest retirement age, such Participant had: (a) terminated employment on the date of his death, (b) survived to the earliest retirement age, (c) retired with an immediate Qualified Joint and Survivor Annuity at the earliest retirement age, and (d) died on the day after the day on which said Participant would have attained the earliest retirement age.

                    (c)  Earliest retirement age shall mean the
latest of:(i) the earliest date, under the Plan, on which a Participant may elect (without regard to any requirement that approval of early retirement be obtained) to receive retirement benefits (other than disability benefits); (ii) the first day of the 120th month beginning before the participant reaches normal retirement age, or (iii) the date on which the participant begins participation.

                    (d)  For purposes of determining the amount
of the Pre-Retirement Survivor Annuity, any security interest held by the Plan by reason of an outstanding loan to the Participant shall be taken into account.

               3.48 "Qualified Discretionary Employer
Contribution" shall mean a Discretionary Employer Contribution which is subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

               3.49 "Qualified Employer Matching Contribution" shall mean an Employer Matching Contribution that is subject to the distribution and nonforfeitability requirements under Code
Section 401(k) when made.

               3.50 "Qualified Joint and Survivor Annuity" shall mean an immediate annuity for the life of the Participant with a survivor annuity for the life of his spouse which is the actuarial equivalent of one-half (1/2) of the Participant's
Vested Accrued Benefit.

               3.51 "Qualified Plan" shall mean any plan which is qualified under Section 401(a) of the Code.

               3.52 "Required Aggregation Group" shall mean:

                    (a)  Each Qualified Plan of the Employer or
any member of the Controlled Group or the Affiliated Service
Group in which at least one (1) Key-Employee participates; and

                    (b) Any other Qualified Plan of the Employer or any member of the Controlled Group or the Affiliated Service
Group which enables a Plan described in Subsection (a) hereinabove to meet the requirements of Sections 401(a)(4) and 410 of the Code.

               3.53 "Rollover Account" shall mean the account maintained by the Employer to record transfers to the Trust Fund pursuant to ARTICLE XII of the Plan. Each Rollover Account shall be designated as one of the following:

                    (a)  Unrelated Post-TEFRA Rollover Account
shall mean the account maintained to record a transfer to the Trust Fund which is accepted after December 31, 1983, and which is initiated by the Employee and made to this Plan from a plan which is not maintained by the Employer or any member of the Controlled Group or the Affiliated Service Group.

                    (b)  Unrelated Pre-TEFRA Rollover Account
shall mean the account maintained to record a transfer to the Trust Fund which is accepted before January 1, 1984 and which is initiated by the Employee and made to this Plan from a plan which is not maintained by the Employer or any member of the Controlled Group or the Affiliated Service Group.

                    (c)  Related Rollover Account shall mean the
account maintained to record a transfer to the Trust Fund which is either: (1) not initiated by the Employee; or (2) made to this Plan from a plan which is maintained by either the Employer or any member of the Controlled Group or the Affiliated Service Group.

                    (d)  Rollover Account - Self-Employed shall
mean the account maintained for each Participant to record assets or funds transferred to the Trust Fund from another Qualified Plan in which the Participant was an employee as defined in
Section 401(c)(1) of the Code.

               3.54 "Taxable Wage Base" shall mean the
contribution and benefit base under Section 230 of the Social
Security Act in effect as of the beginning of the Plan Year.

               3.55 "Taxable Year" shall mean the Plan Year.

               3.56 "Top-Heavy Plan" shall mean the Plan for any Plan Year in which it is determined to be top-heavy under Section
10.2 hereof.

               3.57 "Trust Agreement" shall mean the Big B, Inc. Profit Sharing 401(k) Retirement Trust Agreement executed by the Employer and the Trustee contemporaneously with the execution of this Plan, and as it may subsequently be amended from time to time.

               3.58 "Trustee" shall mean the individuals or duly authorized corporate trustee selected by the Board to perform the duties of Trustee as set out in the Trust Agreement.

               3.59 "Trust Fund" shall mean all funds and property received by the Trustee, including Contracts, if any, together with all income, profits or other increments thereon.

               3.60 "Valuation Date" shall mean any business day on which the U.S. financial markets are open.

               3.61 "Vested" shall mean the portion of the Participant's Accrued Benefit which is nonforfeitable; fully
Vested shall mean totally nonforfeitable.

               3.62 "Vesting Computation Period" shall mean the
Plan Year.

               3.63 "Year of Credited Service" shall mean each Vesting Computation Period during which an Employee has completed not less than one thousand (1,000) Hours of Service with the Employer or with any member of the Controlled Group or Affiliated Service Group.

               3.64 "Year of Service" shall mean each Eligibility
Computation Period during which an Employee has completed not less than one thousand (1,000) Hours of Service with the Employer.


                            ARTICLE IV

                     ADMINISTRATION OF THE PLAN

               4.1  Powers of the Administrator.  The
Administrator is empowered to administer the Plan in accordance with its terms and shall have all powers and authority necessary to carry out the provisions of the Plan. The Administrator shall perform the following functions:

                    (a) Construe and interpret the provisions of the Plan, and all parts thereof, including the interpretation of any ambiguity, the supplying of any language which is omitted and the reconciling of any inconsistency so that the Plan is given a reasonable interpretation and construction in light of what was intended in establishing the Plan;

                    (b)  To determine all questions with respect
to the individual rights of the Participants and their Beneficiaries under the Plan, including, but not limited to, all issues with respect to a Participant's eligibility for participation and eligibility for benefits, a Participant's Compensation, a Participant's eligibility for disability benefits and retirement benefits;

                    (c) To decide and resolve any disputes which may arise relative to the rights of Employees, current and former, and their Beneficiaries, under the terms of the Plan, except to the extent that the claims procedure set forth in
Section 18.2 shall authorize any other person or party to determine or review claims of Participants or Beneficiaries.

                    (d)  To provide the Trustee with such
directions and instructions as may be necessary to carry out the terms of the Plan.

                    (e)  To maintain all Plan records and
relevant data, including Employee data relating to Hours of Service, other than those required to be maintained by the Trustee.

                    (f)  If all or any part of a Participant's
Compensation received from the Employer is determined to be unreasonable in amount by the Internal Revenue Service, the Administrator shall be empowered and authorized to adjust the Employer's contribution, which is based on the unreasonable Compensation, in any manner permitted by Revenue Ruling 67-341, and subsequent rulings, regulations and laws pertaining thereto; or, in the alternative, the Administrator shall be empowered and authorized to reallocate the contribution among other Participants in any manner permitted by Revenue Ruling 67-341, and subsequent rulings, regulations and laws pertaining thereto.

                    (g)  To make allocations of contributions,
earnings, losses and forfeitures among Participants, from year to year.

                    (h)  To provide appropriate parties,
including government agencies, with such returns, reports, schedules, descriptions and individual statements as are required by law within the times prescribed by law; and to furnish to the Employer, upon request, copies of any or all such materials, and further, to make copies of such instruments, reports and descriptions as are required by law available for examination by Participants and such of their Beneficiaries who are or may be entitled to benefits under the Plan in such places and in such manner as required by law.

                    (i)  To ascertain from the Employer the
eligible Employees who shall become Participants in the Plan and the Participants who have terminated employment.

                    (j)  To communicate with each eligible
Employee and inform him of the existence of the Plan and its pertinent provisions and to make certain that such additional disclosure requirements which may be imposed by the Department of Labor or the Department of Treasury are carried out.

                    (k)  To give necessary instructions and
directions to the Trustee to assure the payment of benefits to any Participant or his Beneficiary, at such time as the Participant or Beneficiary may become entitled thereto.

                    (l)  To give appropriate instructions and
directions to the Trustee where any Participant terminates his participation under the Plan or ceases to be entitled to benefits.

                    (m)  To make certain that all benefits are
paid to a Participant or his Beneficiary in accordance with the terms and provisions of this Plan.

                    (n)  To determine whether a Disability (as
defined in Article III) exists. The Administrator may require as a condition precedent to the receipt of any benefits hereunder, that the Employee submit to examination by one or more duly licensed and practicing physicians. The Administrator shall have the right from time to time to have medical examinations made by a duly licensed physician or physicians to determine whether such disability is continuing, and the degree thereof, and to ascertain from the Participant by warranties or otherwise the extent to which he has had his earning power restored and upon such findings to discontinue the payments being made. If the disabled Participant refuses to submit to such physical examination or to give any other information requested, the Administrator shall have the power to suspend or withhold payment of any benefit until the Participant does so submit or comply. The Administrator shall have the right to accept evidence for the purpose of determining whether the Participant is still eligible to receive any disability payments and to act upon such evidence.

                    (o)  To determine whether premium payments
for Contracts purchased on the life of a Participant comply with the restrictions set forth in ARTICLE XI.

                    (p)  To hire persons to provide necessary
services to the Plan.

                    (q)  To issue directions to the Trustee to
pay any fees, taxes, charges or other costs incidental to the operation and management of the Plan.

                    (r)  To comply with all disclosure
requirements imposed by state or federal law.

               4.2 Employer as Administrator.  If the
Administrator is the Employer, then the Administrator shall only act by and through the Board in accordance with the authority of the Board as provided under the Articles and by-laws of the Employer. In such event, the action of the Administrator shall be deemed to be the action of the entire Board, and not the action of any individual member thereof. Any documents, reports, forms or returns, which are to be executed by the Administrator, shall be executed by a member of the Board who is so authorized, and the execution thereof shall be deemed to be made on behalf of the entire Board and not by that individual Board member.

               4.3 Administrative Records.  The records of the
Administrator and of all its proceedings and acts shall be made a part of the records and minutes of the Board.

               4.4 Bonding of the Administrator. Bonding shall be made in accordance with Act Section 412 of ERISA.

               4.5 Non-Discriminatory Administration. Wherever under the provisions of this Plan discretion is granted to the Administrator, which shall affect the benefits, rights and privileges of Participants or their Beneficiaries under this Plan, such discretion shall be exercised uniformly so that all Participants or Beneficiaries similarly situated shall be similarly treated.

               4.6 Terminated Participant Statement.  The
Administrator shall furnish to each Participant who during a Plan Year has separated from the service of the Employer, or who is entitled to a deferred vested benefit under the Plan as of the end of such Plan Year, and with respect to whom retirement benefits were not paid under the Plan during such Plan Year, an individual statement setting forth the following: (a) the name of the Plan; (b) the name and address of the Plan Administrator;
(c) the nature, amount and form of the deferred vested benefit to which such Participant is entitled; and (d) such additional information as the Secretary of the Treasury or his delegate may require. Such statement shall be furnished by the Administrator within such period after the end of a Plan Year as prescribed by the Secretary of the Treasury in Regulations.

               4.7 Delegation by Administrator.  The
Administrator may delegate to the Trustee or any other agent, advisor or consultant any of its functions, particularly those set forth in ARTICLE VII hereinbelow.


                            ARTICLE V

                     PARTICIPATION OF EMPLOYEES

               5.1  Requirements.

                   (a)  Each Employee who was a Participant in
the Plan on January 31, 1989 shall continue to participate in accordance with the provisions of this amended and restated Plan.

                    (b)  Each Employee who was not a Participant
on January 31, 1989 shall participate under the terms of this Plan commencing with the Eligibility Date next following the date on which he completes one (1) Year of Service or attains age twenty-one (21), whichever is later, provided, however, that union Employees who are eligible to participate in a union-sponsored or co-sponsored Qualified Plan shall be excluded from participation in this Plan. For purposes of meeting the requirements of this Section, a Year of Service shall include service with any member of the Controlled Group or Affiliated Service Group.

                    (c)  For purposes of determining eligibility
under this Section 5.1, all Years of Service with the Employer shall be taken into account, except that in the case of an Employee who has a Break In Service, Years of Service before such Break shall not be required to be taken into account until he has completed a Year of Service after his return.

               5.2 Re-Hired Employees. An Inactive Participant (who is not Vested in his Accrued Benefit derived from Employer Contributions) who incurs a Break In Service and who is later re-hired by the Employer must satisfy the eligibility requirements set forth in Section 5.1 if the number of consecutive 1-year Breaks In Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service before such period. If such Inactive Participant need not satisfy the eligibility requirements of Section 5.1, he shall participate immediately upon reemployment.

               5.3 Participation Agreement. Within ninety (90) days after becoming eligible to participate in the Plan, each Participant may be required to execute a written statement, on a form or forms to be furnished by the Administrator, wherein he shall evidence (a) his designation of a Beneficiary or Beneficiaries to receive the death benefit provided under the Plan; (b) the portion of Compensation to be contributed to the Plan as Elective Deferrals; and (c) investment directions with respect to his Elective Deferral contributions to the Plan.

                            ARTICLE VI

                          CONTRIBUTIONS

               6.1  Employer Contributions:  Types and Amounts.

                    (a)  Discretionary Employer Contributions.
From time to time during the continuance of this Plan, the Employer may make Discretionary Employer Contributions, in cash or in kind, to the Trust Fund in an amount determined by the Board, on or before the date prescribed in the Code for the filing of the Employer's Federal Income Tax Return, including extensions thereof, for the Taxable Year of the Employer for which the contribution is made.

                    (b)  Employer Matching Contributions.
Subject to the Actual Contribution Percentage limitations hereinbelow, the Employer may make Employer Matching Contributions in an amount determined by the Board. Such contribution shall be paid in cash or in kind to the Trust Fund on or before the date prescribed in the Code for the filing of the Employer's Federal Income Tax Return, including extensions thereof, for the Taxable Year of the Employer for which the contribution is made.

                    (c)  Elective Deferrals as Employer
Contributions. Contributions made pursuant to Section 6.2 hereinbelow, unless otherwise specifically provided in the Code or Treasury regulations, are treated as a contribution of the Employer for Sections 401(a), 401(k), 404, 411, 415, 416 and 417
of the Code.

               6.2 Elective Deferrals: Amounts and Procedures. Elective Deferrals shall be accumulated through payroll deductions and shall be paid to the Trustee with reasonable promptness but not later than the end of the month immediately following such payroll deduction. Elective Deferrals shall be made as follows:

                    (a)  Except as provided in (b) hereinbelow,
each Participant may elect to defer a portion of his Compensation in any amount up to ten percent (10%) by directing the Employer in a written salary reduction agreement to withhold such contribution through payroll deduction.

                    (b)  Elective Deferrals shall not be made on
behalf of Participants whose status changes from non-union to union.

                    (c)  The Employer and Administrator shall
adopt procedures necessary to implement all arrangements for the
election and payment of Elective Deferrals.   Elections to
commence, modify or terminate such Elective Deferrals may be made by the Participant semi-annually on February 1 and August 1 of each Plan Year. Participant elections described in this subparagraph must be made before the Compensation to be deferred becomes currently available to the Employee and may not be applied retroactively.

               6.3  Elective Deferral Dollar Limitations.

                    (a)  No Participant shall be permitted to
make Elective Deferrals during any taxable year of the Participant, in excess of Seven Thousand Dollars ($7,000). The sum of Seven Thousand Dollars ($7,000) shall be adjusted for increases in the cost of living pursuant to Code Section 402(g) and the regulations thereunder.

                    (b)  "Excess Elective Deferrals" shall mean
those Elective Deferrals that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section.

                    (c) In the event the limitation set forth in this paragraph is exceeded, one of the following actions shall be taken:

                         (i)    Distribution After Taxable Year.
By March 1 of the year following the close of his taxable year, the Participant must notify the Plan Administrator in writing of the excess and the amount of the excess to be allocated to the Plan. The Participant is deemed to have notified the Plan of excess deferrals to the extent such Participant has excess deferrals for the taxable year calculated by taking into account only elective deferrals under the Plan and other plans of the Employer. Under such circumstances, the Employer may notify the Plan on behalf of the Participant. Notwithstanding any other provision of the Plan, and provided notification has been given in accordance with this subparagraph, the excess amount (adjusted for gains/losses) shall be distributed to the Participant no later than April 15 following the close of the Participant's taxable year in which the excess deferral occurred.

                         (ii)   Distribution During Taxable Year.

A Participant may receive a corrective distribution of excess deferrals during the same taxable year in which the excess deferral occurred, provided the Participant and the Plan designate the distribution as an excess deferral, and the correcting distribution is made after the date on which the Plan received the excess deferral.

                         (iii)  Retention in Plan.  Elective
Deferrals which are not distributed on or before April 15 following the close of the Participant's taxable year shall remain in the Plan until such time that distributions are otherwise allowed in accordance with the terms and provisions of
ARTICLE VIII hereinbelow.

                    (d) Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss for the taxable year of the Participant. The Plan shall compute the income or loss allocable to Excess Elective Deferrals in the same manner specified in Section 7.1(b) hereinbelow for allocating income to Participant's accounts.

                    (e)  In the event any of the foregoing
provisions of this Section are not in conformity with regulations of the Department of the Treasury that are, from time to time promulgated, the non-conforming provision or provisions may be amended retroactively to insure conformity.

               6.4  Prospective Elimination of Nondeductible
Employee Contributions.

                    (a)  This Plan will not accept nondeductible
employee contributions for Plan Years beginning after January 31, 1994. For Plan Years beginning after December 31, 1986, and before February 1, 1994, non-deductible Employee contributions will be limited so as to meet the nondiscrimination test of Code
Section 401(m) and shall also be subject to the limitations of
Section 7.4.

                    (b) A separate account will be maintained by the Trustee for the nondeductible Employee contributions of each Participant.

                    (c)  Employee contributions and earnings
thereon will be nonforfeitable at all times.





               6.5  Actual Deferral Percentage Limitations.

                    (a) The Plan shall meet and does incorporate by reference the Actual Deferral Percentage test set forth in Code Section 401(k)(3) and the regulations thereunder.

                    (b)  Corrective Measures.  In the event the
Actual Deferral Percentage for Highly Compensated Employees does not satisfy the test set forth in subparagraph (a) hereinabove, the Administrator shall utilize the following corrective measure with respect to the Elective Deferrals that exceed those permitted under such tests (hereinafter referred to as "Excess Contributions"):

                         (i)  Distributions.   Excess
Contributions (adjusted for any income or loss) that are specifically designated as such by the Employer may be distributed to the appropriate Highly Compensated Employees within two and one-half (2 1/2) months after the close of the Plan Year for which such Excess Contributions were made. The amount of Excess Contributions for a Highly Compensated Employee is determined by reducing the contribution ratios of the Highly Compensated Employees who have the highest ratios to the maximum acceptable level. Distributions under this subparagraph will be made on the basis of the respective portions of such amounts that are attributable to each Highly Compensated Employee. The following additional provisions apply to distributions under this subparagraph (b)(i):

                              (A)  Distributions may be postponed
but not later than the close of the Plan Year following the Plan
Year for which such Excess Contributions were made.
Distributions that are postponed pursuant to the preceding sentence shall cause the Employer to be subject to the excise tax imposed by Code Section 4979.

                              (B)  Excess Contributions shall be
distributed from a Participant's Elective Deferral Account in proportion to his Elective Deferrals for the Plan Year.

                              (C)  Determination of income or
loss: Excess Contributions shall be adjusted for any income or loss for the Plan Year. The Plan shall compute the income or loss allocable to Excess Contributions in the same manner specified in Section 7.1(b) hereinbelow for allocating income to Participant's accounts.

                              (D)  If, pursuant to Section 6.3
above, Excess Elective Deferrals have been distributed for the Employee's taxable year ending with or within the Plan Year, the Plan shall offset such distribution from the amount of such Employee's Excess Contributions to be distributed for such Plan Year. The amount of Excess Elective Deferrals that may be distributed by the Plan for a taxable year of the Employee must be reduced by the amount of Excess Contributions previously distributed for the Plan Year beginning with or within that taxable year.

                              (E)  Excess Contributions of
Participants who are subject to the family aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elected Deferrals) of each family member that is combined to determine the combined ADP.

                         (ii)  Additional Contributions.  Within
twelve (12) months after the end of the Plan Year, the Employer may make a Qualified Employer Matching Contribution or a Qualified Discretionary Employer Contribution on behalf of Non-Highly Compensated Employees in an amount sufficient to satisfy the test set forth in subparagraph (a) hereinabove. Such contribution shall be allocated to the Qualified Discretionary Employer Contribution Account or Qualified Matching Employer Contribution Account of each Non-Highly Compensated Employee on the same basis on which such Employer contributions are made. Additional contributions under this subparagraph shall meet the additional requirements of Section 1.401(k)-1(b)(5) of the proposed regulations, which are incorporated herein by reference.

                    (c)  If a Highly Compensated Employee
participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                    (d)  For Plan Years beginning after December
31, 1989, plans may be aggregated in order to satisfy Section
401(k) of the Code only if such plans have the same Plan Year.

                    (e)  The Employer shall maintain records
sufficient to demonstrate satisfaction of the Actual Deferral
Percentage test.

               6.6  Actual Contribution Percentage.

                    (a) The Plan shall meet and does incorporate by reference the Actual Contribution Percentage test set forth in Code Section 401(m)(2) and the regulations thereunder.

                    (b)  Corrective Measures.  In the event the
Actual Contribution Percentage for Highly Compensated Employees does not satisfy the test set forth in subparagraph (a) hereinabove, the Administrator shall utilize the following corrective measure with respect to the contributions that exceed those permitted under such tests (hereinafter referred to as "Excess Aggregate Contributions"):

                         (i)    Additional Contributions.  Within
twelve (12) months after the end of the Plan Year, the Employer may make a Qualified Discretionary Employer Contribution or a Qualified Employer Matching Contribution on behalf of Non-Highly Compensated Employees in an amount sufficient to satisfy the test set forth in subparagraph (a) hereinabove. Such contribution shall be allocated to the Qualified Discretionary Employer Contribution Account or Qualified Employer Matching Contribution of each Non-Highly Compensated Employee on the same basis on which such Employer contributions are made. Additional contributions under this subparagraph shall meet the additional requirements of Section 1.401(m)-1(b)(5) of the proposed regulations, which are incorporated herein by reference.

                         (ii)   Distributions and Forfeitures.
Excess Aggregate Contributions (adjusted for any income or loss) that are specifically designated as such by the Employer may be forfeited, if forfeitable, or may be distributed to the appropriate Highly Compensated Employees within two and one-half (2 1/2) months after the close of the Plan Year for which such Excess Aggregate Contributions were made. The amount of Excess Aggregate Contributions for a Highly Compensated Employee is determined by reducing the contribution ratios of the Highly Compensated Employees who have the highest ratios to the maximum acceptable level. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the contributions of each family member that is combined to determine the combined Actual Contribution Percentage. Distributions under this subparagraph will be made on the basis of the respective portions of such amounts that are attributable to each Highly Compensated Employee.

                         (iii)  Amounts shall be forfeited or
distributed, as applicable, on a pro rata basis from the Participant's Employer Matching Contribution Account and Qualified Employer Matching Contribution Account (and if applicable, the Participant's Qualified Discretionary Employer Contribution Account and Elective Deferral Account, or both). Amounts forfeited by Highly Compensated Employees under this Section shall be allocated or applied in accordance with Section 9.3, provided that no forfeitures arising under this Section shall be allocated to the Account of any Highly Compensated Employee.

                         (iv)   Distributions and forfeitures
under this Section may be postponed but not later than the close of the Plan Year following the Plan Year for which such Excess Contributions were made. Distributions and/or forfeitures that are postponed pursuant to the preceding sentence shall cause the Employer to be subject to the excise tax imposed by Code Section 4979.

                         (v)   Determination of income or loss:
Excess Aggregate Contributions shall be adjusted for any income or loss for the Plan Year. The Plan shall compute the income or loss allocable to Excess Aggregate Contributions in the same manner specified in Section 7.1(b) hereinbelow for allocating income to Participant's accounts.

                    (c)  If a Highly Compensated Employee
participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                    (d)  For Plan Years beginning after December
31, 1989, plans may be aggregated in order to satisfy Section
401(m) of the Code only if such plans have the same Plan Year.

                    (e)  The Employer shall maintain records
sufficient to demonstrate satisfaction of the Average
Contribution Percentage test.

               6.7  Aggregate Limit for Multiple Use of
Alternative Limitation.

                    (a)  This Section 6.7 applies if the Plan
relies on the following alternative limitations to satisfy the Actual Deferral Percentage and Actual Contribution Percentage tests, respectively:

                         (i)    The Actual Deferral Percentage
for Highly Compensated Employees for the Plan Year shall not be more than two hundred percent (200%) of the Actual Deferral Percentage for all Nonhighly Compensated Employees, provided the difference between such percentages is not more than two (2) percentage points.

                         (ii)   The Actual Contribution
Percentage for Highly Compensated Employees for the Plan Year shall not be more than two hundred percent (200%) of the Actual Contribution Percentage for all Nonhighly Compensated Employees, provided the difference between such percentages is not more than two (2) percentage points.

                    (b)  If subparagraph (a) above applies, the
sum of the Actual Deferral Percentage and Actual Contribution Percentage for Highly Compensated Employees is subject to the aggregate limit. For purposes of this Section, the aggregate limit is the greater of:




                         (i)  The sum of:

                              (A)  125  percent of the greater of
(1) the Actual Deferral Percentage of the group of Non-Highly Compensated Employees eligible under the arrangement subject to Code Section 401(k) for the Plan Year, or (2) the Actual Contribution Percentage of the group of Non-Highly Compensated Employees eligible under this Plan which is subject to Code
Section 401(m) for the Plan Year, and

                              (B)  Two plus the lesser of (1) or
(2) above (provided that in no event shall this amount exceed 200 percent of the lesser of (1) or (2) above); or

                         (ii)   The limit in subparagraph (b)(i)
above modified by substituting the word "lesser" for "greater" each time it appears in (b)(i)(A) and by substituting the word
"greater" for "lesser" each time it appears in (b)(i)(B).

                    (c)  If the aggregate limit set forth in this
Section 6.7 is exceeded, the Employer shall utilize one or more of the following corrective measures:

                         (i)    The Administrator shall reduce
the Actual Deferral Percentage of all Highly-Compensated Employees in the Plan to the extent that the combined Actual Deferral Percentage and Actual Contribution Percentage does not exceed the aggregate limit described in this Section 6.7. The amount of the reduction for a Highly Compensated Employee is determined by reducing the contribution ratios of the Highly Compensated Employees who have the highest ratios to the maximum acceptable level. Such amount shall be treated as an Excess Contribution.

                         (ii)   The Administrator shall reduce
the Actual Contribution Percentage of all Highly-Compensated Employees in the Plan to the extent that the combined Actual Deferral Percentage and Actual Contribution Percentage does not exceed the aggregate limit described in this Section 6.7. The amount of the reduction for a Highly Compensated Employee is determined by reducing the contribution ratios of the Highly Compensated Employees who have the highest ratios to the maximum acceptable level. Such amount shall be treated as an Excess Aggregate Contribution.

                         (iii)  The Employer shall make
additional Qualified Discretionary Employer Contributions in accordance with Section 6.5(b)(ii) hereinabove. Such Qualified Discretionary Employer Contributions shall be on behalf of Non-Highly Compensated Employees to the extent that the combined Actual Deferral Percentage and Actual Contribution Percentage does not exceed the aggregate limit described in this Section 6.7.

               6.8 Additional Contribution to Restore Cashed-Out Benefits. In the event a Participant who has received a distribution of his Vested Accrued Benefit under Section 9.2 hereinbelow, and who is subsequently reemployed by the Employer, repays the amount of such distribution as required by Section 9.2, the Employer shall, as of the next succeeding Anniversary Date, make a contribution to such Participant's Employer Contribution Account in an amount equal to the part of his Employer Contribution Account which was forfeited.

               6.9 Omission of Eligible Employee. If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make an additional contribution so that the omitted Employee receives a total amount which the said Employee would have received had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

               6.10 Inclusion of Ineligible Employee. If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.


                            ARTICLE VII

               ALLOCATIONS AND ADJUSTMENTS TO ACCOUNTS

               7.1 Procedure. The balance in each Participant's Accounts shall be determined as of the first day of each Plan Year. After such balance has been determined, adjustments and allocations shall be made to each account by the Administrator, as of each Allocation Date or Anniversary Date, as the case may be, according to the following procedure:

                    (a)  Withdrawals since the immediately
preceding Allocation Date shall be subtracted from the Account(s) from which funds have been withdrawn.

                    (b)  Premiums paid on Contracts shall be
subtracted from Accounts pursuant to ARTICLE XI.

                    (c)  The earnings, losses, increases, or
decreases of each of the investment accounts of the Participants established pursuant to ARTICLE XIV shall be allocated since the last Valuation Date within each investment account to each active and Inactive Participant's account(s) after the adjustments required in subparagraphs (a) and (b) above.

                    (d)  Amounts in the Trust Fund not invested
pursuant ARTICLE XIV shall not share in the increases or decreases in the fair market value of the assets held in the investment accounts of the Participants. The Administrator shall determine the fair market value of the assets held in the Trust Fund which are not invested pursuant to ARTICLE XIV since the last Allocation Date. The Administrator shall allocate increases or decreases, as the case may be, to the respective Accounts of each Participant, including former Participants who have terminated employment, but who have a balance in an Account as of such Allocation Date. Such allocation shall be in the proportion that the balance of each Participant's respective Accounts as of the immediately preceding Allocation Date bears to the Accounts of all Participants.

                    (e) As of each Anniversary Date, and as soon as administratively possible following such date, Employer Matching Contributions made pursuant to Section 6.1(b) hereinabove for the period ending on such Anniversary Date shall be allocated to each Participant's Employer Matching Contribution Account, subject to the limitations of Section 7.2, in proportion to the ratio which each such Participant's Elective Deferrals for such period bears to the total Elective Deferrals of all such Participants for such period.

                    (f)  As of each Allocation Date and as soon
as administratively possible following such date, Elective Deferrals made pursuant to Sections 6.1 and 6.2 hereinabove during the period ending on such Allocation Date shall be allocated to each Participant's Elective Deferral Account(s) in an amount equal to such Elective Deferrals.

                    (g)  If a Participant has forfeited all or
part of his Accrued Benefit, pursuant to ARTICLE IX, his account(s) which included the part forfeited shall be reduced by the amount of such forfeiture.

                    (h)  As of each Anniversary Date and
subsequent to the allocation provided for in this Section 7.1 (a) through (h) hereinabove, Discretionary Employer Contributions for the Plan Year and the total forfeitures for such year shall be allocated to the Discretionary Employer Contribution Account of each Participant who is to share in such allocation, as provided in Section 7.2, as follows:

                         (i)  If the Plan is Top Heavy for a Plan
Year, then the allocation for that Plan Year shall be:

                              (A)  To the extent of 3% of the
Compensation of each Participant, in proportion to the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants;

                              (B)  The balance, if any, to the
Discretionary Employer Contribution Account of each Participant to the extent of 3% of the amount by which the Compensation of each Participant exceeds twenty percent (20%) of the Taxable Wage Base for the year for which the contribution is made (hereinafter referred to as "excess Compensation") in proportion to the ratio which each such Participant's excess Compensation for such Plan Year bears to the total excess Compensation of all such Participants; and

                              (C)  Any balance of the amount not
allocated in (A) or (B) hereinabove shall be allocated to the extent of 2.7% of the sum of each Participant's total Compensation and excess Compensation in proportion to the ratio that the sum of each Participant's Compensation and each Participant's excess Compensation bears to the sum of total Compensation and total excess Compensation.

                              (D)  Any balance remaining after
allocations have been made under this subparagraph (i) hereof shall be allocated to the Discretionary Employer Contribution Account of each Participant in proportion to the ratio which each such Participant's total Compensation for such year bears to the total Compensation of all such Participants for such year.

                         (ii)   If the Plan is not Top Heavy for
a Plan Year, then the allocation for that Plan Year shall be:

                              (A)  Discretionary  Employer
Contributions shall be allocated to the extent of 5.7% of the sum of: (1) each Participant's total Compensation and (2) the amount by which the Compensation of each Participant exceeds twenty percent (20%) of the Taxable Wage Base for the year for which the contribution is made (hereinafter referred to as "excess Compensation") in proportion to the ratio that the sum of each Participant's Compensation and each Participant's excess Compensation bears to the sum of total Compensation and total excess Compensation.

                              (B)  Any balance remaining after
allocations have been made under subparagraph (ii) hereof shall be allocated to the Discretionary Employer Contribution Account of each Participant in proportion to the ratio which each such Participant's total Compensation for such year bears to the total Compensation of all such Participants for such year.

Notwithstanding anything herein to the contrary, the excess contribution percentage hereinabove shall adjust automatically to the percentage rate of tax under Code Section 3111(a) (at the beginning of the Plan Year) which is attributable to the old age insurance portion of the OASDI provisions of the Social Security Act, if greater than 5.7%, provided the excess contribution percentage does not exceed the base contribution percentage by more than the excess allowance.

               7.1  Accrual of Contributions.

                    (a) Except as provided in Section 7.2(b) and 7.2(c) hereof, a Participant shall share in Discretionary Employer and Employer Matching Contributions (and forfeitures) only if he has completed one thousand (1,000) Hours of Service with the Employer during the Plan Year for which the contribution is made and is employed by the Employer on the Anniversary Date of such Plan Year, provided such Participant is not eligible to participate in a union-sponsored Qualified Plan on the last day of the Plan Year.

                    (b)  A contribution shall be allocated to a
retired, deceased or disabled Participant, for the year in which he attains his Normal Retirement Age (or, if he continues to be employed by the Employer, the year in which he separates from service after attainment of Normal Retirement Age), dies or becomes disabled, without regard to the requirements that he complete one thousand (1,000) Hours of Service and be employed on the Anniversary Date of the Plan Year for which the contribution is made.

                    (c)  In the event the Plan is determined to
be a Top-Heavy Plan as defined in Section 10.2 for any Plan Year, a contribution of up to three percent (3%) of a Participant's Compensation (for the year for which the contribution is made) shall be allocated to a Participant for such Plan Year even though such Participant fails to complete One Thousand (1,000) Hours of Service during such Plan Year, provided such Participant is employed on the Anniversary Date of such Plan Year.

                    (d)  Notwithstanding anything herein to the
contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and the
Regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the group of Participants eligible to share in the Employer's contributions and forfeitures for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be determined in the following order until such applicable test is satisfied:

                         (i)    Those who are actively employed
on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                         (ii)   Those who are not actively
employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

                         (iii)  Nothing in this Section shall
permit the reduction of a Participant's accrued benefit. Therefore, any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

               7.3  Accounts.   The Administrator shall maintain
for each Participant a Discretionary (and Qualified Discretionary, if applicable) Employer Contribution Account, an Employer Matching (and Qualified Employer Matching, if applicable) Contribution Account and an Elective Deferral Account. Each account shall consist of contributions and forfeitures allocable to such Participant and the earnings, losses, expenses, and increases or decreases in the fair market value of the Trust Fund attributable to the account.

               7.4  Limitations on Annual Additions.

                    (a)  Limitations.  The maximum annual
addition that may be contributed or allocated to a Participant's Employer and Employee Contribution Accounts in the Plan or any Qualified Plan of members of the Controlled Group or Affiliated Service Group shall not exceed, for any Taxable Year of the Plan, the lesser of (1) $30,000 (or, if greater, 1/4 of the dollar limitation under Section 415(b)(1)(A) of the Code) or (2) twenty-five percent (25%) of a Participant's "Section 415 Compensation."

Any adjustments to the sum of $30,000 above shall be effective commencing the first day of the Plan Year for which the adjustment applies. The compensation limitation referred to above shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code.

                    (b)  Annual Additions.  For purposes of this
Section, the term "annual addition" shall mean the sum for any such Taxable Year of (1) Discretionary Employer Contributions,
(2) Qualified Discretionary Employer Contributions, (3) Employer Matching Contributions, (4) Qualified Employer Matching Contributions, (5) Elective Deferrals, (6) a Participant's non-deductible employee contributions, if any, (7) forfeitures, if any, (8) any amount attributable to post-retirement medical benefits allocated to an account established pursuant to Section 419A(d) of the Code, and (9) any amounts described in Section 415(l)(1) of the Code.

                    (c)  Contributions do not fail to be annual
additions merely because they are excess deferrals, excess contributions or excess aggregate contributions or merely because excess contributions or excess aggregate contributions are corrected through distribution or recharacterization. Excess deferrals that are distributed in accordance with Section 6.3 hereinabove are not annual additions.

                    (d)  (i)  Notwithstanding anything herein to
the contrary, "Section 415 Compensation" shall include wages, salaries, fees for professional services, amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, amounts described in Code Sections 104(a)(3), 105(a) and 105(h) received through accident or health insurance to the extent such amounts are included in the gross income of the Employee (and amounts paid under a self-insured medical expense reimbursement plan), moving expenses paid or reimbursed by the Employer to the extent not deductible by the Employee under Section 217 of the Code, the value of non-qualified stock options to the extent includable in gross income, and the value of property transferred, in accordance with Code Section 83(b), in connection with the performance of services which an Employee elects to include in gross income.

                         (ii)   Compensation for purposes of this
Section shall exclude amounts contributed to a deferred compensation plan which are not includible in the Employee's gross income for the taxable year in which contributed, contributions to a simplified employee pension plan to the extent deductible, any distribution from a deferred compensation plan, amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes freely transferable, amounts realized from disposition of stock acquired under a qualified stock option, premiums for group term life insurance, or contributions toward the purchase of a qualified annuity contract. For Limitation Years beginning after December 31, 1988, "Section 415 Compensation" shall be limited to $200,000, as adjusted in the same manner permitted under Code
Section 415(d).

                         (iii)  For Limitation Years beginning
after December 31, 1991, for purposes of applying the limitations of this Section, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation year.

                    (e)  If the Employer maintains one or more
defined contribution plans, as defined in Section 414(i) of the Code, the amount of the annual additions allocable under this Plan shall not exceed the maximum amount provided for in Section 7.4(a), reduced by the sum of any allocations of annual additions made to the Participant's Accounts under any such other Plan.

                    (f)  For purposes of this Section, a
Participant's "Section 415 Compensation" shall include any amounts earned by such Participant from the Employer or from any member of the Controlled Group or Affiliated Service Group which maintains a plan which is qualified under Section 401(a) of the Code.

                    (g)  If, as a result of the allocation of
forfeitures, a reasonable error in estimating a Participant's "Section 415 Compensation," a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under limits of Section 415, or under other limited facts and circumstances which the Commissioner may determine, the annual additions exceed the maximum limitation, the excess amount will be reduced in the following order of priority:

                         (i)  Any Elective Deferrals and
nondeductible Employee Contributions, to the extent they would reduce the excess amount, will be returned to the Participant. Such amounts shall be disregarded for purposes of Code Section 402(g), the actual deferral percentage test of Code Section 401(k)(3), and the actual contribution percentage test of Code
Section 401(m).

                         (ii) If an excess amount remains, and
the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's account shall be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary. If the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                         (iii)  If  a suspense account is in
existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

                         (iv)   In the event the Plan is
terminated, the Annual Addition Suspense Account shall be returned to the Employer to the extent it may not then be allocated to any Participant's Account.

                         (v)    In the event Employer has another
Qualified Plan in addition to the Plan, a Participant's Employer
Contribution Account in the other plan may first be reduced in accordance with said plan.

               7.5 Contribution and Benefit Limits for Multiple Plans. If an Employee is a Participant in this Plan and in a defined benefit pension plan, as defined in Section 414(j) of the Code, maintained by the Employer, the sum of such Participant's "defined contribution plan fraction" and his "defined benefit plan fraction" shall not exceed 1.0. In the event the sum of such fraction exceeds 1.0, the Administrator shall prescribe the manner in which the annual additions under this Plan and the annual benefits provided by the defined benefit plan shall be reduced in order that neither plan shall be disqualified.

                    (a) For purposes of this Section, and except as provided in subsections (d) and (e) of this Section, "defined contribution plan fraction" shall mean the fraction a/b where (a) is equal to the aggregate annual additions to all defined contribution plans maintained by the Employer (whether or not terminated), determined as of each Anniversary Date, and (b) is equal to the sum of the lesser of the following amounts determined for such Limitation Year and for each prior year of service with the Employer:

                         (i)  the product of 1.25, multiplied by
$30,000 (or, if greater, 1/4 of the dollar limitation under Section 415(b)(1)(A) of the Code), or

                         (ii)  the product of:

                               (A)  1.4, multiplied by

                               (B)  twenty-five percent (25%) of
such Participant's "Section 415 Compensation" for such Limitation
Year.

                    (b)  "Defined benefit plan fraction" shall
mean the fraction a/b where (a) is equal to the benefit payable under all defined benefit plans maintained by the Employer (whether or not terminated), and (b) is equal to the lesser of:

                         (i)    the product of 1.25, multiplied
by the dollar limitation in effect under Section 415(b)(1)(A) of the Code or

                         (ii)   the product of:

                                (A)  1.4, multiplied by

                                (B)  one hundred percent (100%)
of the Participant's average "Section 415 Compensation" for his high three (3) Limitation Years.

                    (c) In determining the defined contribution fraction in subsection (a) hereinabove with respect to Limitation
Years beginning before January 1, 1976:

                         (i)    the aggregate amount taken into
account for purposes of determining the numerator (a), may not exceed the aggregate amount taken into account for purposes of determining the denominator (b); and

                         (ii)   the amount taken into account
under subsection (a)(i) hereinabove for any Limitation Year in determining the annual additions attributable to employee contributions in excess of six percent (6%) is an amount equal to:

                               (A)  the excess of the aggregate
amount of employee contributions for all Limitation Years beginning before January 1, 1976, during which the employee was an active Participant in the Plan, over ten percent (10%) of the employee's aggregate Compensation for all such Limitation Years, multiplied by:

                               (B)  a fraction, the numerator of
which is 1 and the denominator of which is the number of Limitation Years beginning before January 1, 1976, during which the employee was an active Participant in the Plan.

                    (d) For Plans in existence on or before July 1, 1982, at the election of the Plan Administrator, in applying the provisions of subsection (a) of this Section hereinabove with respect to any Limitation Year ending after December 31, 1982, the amount taken into account in determining the denominator,
(b), of the defined benefit plan fraction with respect to each Participant for all Limitation Years ending before January 1, 1983, shall be an amount equal to the product of:

                         (i)    the amount determined as the
denominator under subsection (a)(i) and (ii) for the Limitation
Year ending in 1982, multiplied by:

                         (ii)   the "transition fraction".  For
purposes of this section, the term "transition fraction" shall mean a fraction--

                                (A)  the numerator of which is
the lesser of (1) $51,875, or (2) 1.4 multiplied by twenty-five percent (25%) of the Compensation of the Participant for the Limitation Year ending in 1981, and

                                (B)  the denominator of which is
the lesser of (1) $41,500, or (2) twenty-five percent (25%) of the compensation of the Participant for the Limitation Year ending in 1981.

                    (e)  Notwithstanding anything in this Section
to the contrary, and, except as provided in subsection (f) of this Section, for any Plan Year in which the Plan is determined to be a Top-Heavy Plan, this section shall be applied by:

                         (i)    substituting the number "1.0" for
the number "1.25" wherever it appears herein, except that such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this subsection (e) becomes applicable; and

                         (ii)   substituting the figure $41,500
for the figure $51,875 in determining the transition fraction of subsection (d)(ii).

                    (f)  The requirement of subsection (e)(i)
hereinabove shall not apply to the Plan if

                         (i)  "Ninety percent (90%)" is
substituted for "sixty percent (60%)" in Section 10.2 hereof, and the Plan, if after taking into account this modification, would not be a Top-Heavy Plan as determined thereunder; and

                         (ii)  The Plan provides a contribution
not less than 7 1/2% with respect to any Participant who is also a Participant in the paired defined benefit plan and a contribution of not less than 4% for any Participant who is not a Participant in the paired defined benefit plan.

                    (g) Transition Rules. If the Plan satisfied the applicable requirements of Section 415 of the Code for its last Plan Year beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution fraction (not exceeding the numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code does not exceed 1.0 for such Plan year. The Annual Addition for any Plan Year beginning before January 1, 1987 shall not be recomputed for purposes of
Section 415(e) of the Code.

                    (h)  Permitted Disparity for Multiple Plans.
All defined contribution excess plans maintained (or ever maintained) by the Employer are treated as a single defined contribution excess plan subject to one defined contribution maximum excess allowance. If the maximum disparity permitted is less than 5.7% due to an integration level less than the Taxable Wage Base, the sum of the two defined contribution plans' disparities shall not exceed such adjusted rate. The maximum excess allowance in this Profit Sharing Plan shall be reduced in the event this paragraph becomes applicable.


                            ARTICLE VIII

                              BENEFITS

               8.1  Participant's Rights and General Rules.
Notwithstanding anything in this Plan to the contrary, a Participant shall not have a right to receive his Accrued Benefit or any of the assets held in the Trust Fund except in accordance
with the terms and provisions of ARTICLE VIII.   The Accrued
Benefit and assets of a Participant reflected in his Elective Deferral Account, Qualified Discretionary Employer Contribution Account and Qualified Employer Matching Contribution Account shall not be distributed to a Participant or Beneficiary before one of the following events:

                    (a)  The Employee's retirement, death,
Disability or separation from service.

                    (b)  The termination of the Plan without the
establishment of a successor plan as described in Section 18.3 of the Plan and as limited by such Section. Distributions due to the occurrence of this event shall be made in a lump sum.

                    (c)  The disposition by the Employer to an
unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of the Employer if the Employer continues to maintain the Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets. Distributions due to the occurrence of this event shall be made in a lump sum.

                    (d)  The disposition by the Employer to an
unrelated entity of the Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if the Employer continues to maintain the Plan, but only with respect to Employees who continue employment with such subsidiary. Distributions due to the occurrence of this event shall be made in a lump sum.

                    (e)  The Participant's hardship as described
and in accordance with Section 8.15 of the Plan.




               8.2  Retirement Benefits.

                    (a)  Normal Retirement Benefit.  A
Participant who attains his Normal Retirement Age shall have a normal retirement benefit equal to his Accrued Benefit. Subject to the provisions of Section 8.3 hereinbelow, payment of his normal retirement benefit shall commence as soon as administratively possible after the next following Allocation Date.

                    (b)  Early Retirement.  A Participant who
attains his Early Retirement Age shall have a benefit equal to his Accrued Benefit, which is Vested only to the extent provided in ARTICLE IX. Upon termination of employment due to the attainment of his Early Retirement Age, payment of such Participant's Vested Accrued Benefit shall commence as soon as administratively possible after the next following Allocation Date.

               8.3  Deferred Retirement Benefits.  If a
Participant continues to be employed by the Employer after he has attained his Normal Retirement Age, such participant shall continue to share in the allocation of contributions and forfeitures in accordance with ARTICLE VII, and payment of such Participant's normal retirement benefit shall be deferred until actual termination of employment. Payment shall commence as soon as administratively possible after the next following Allocation Date. In no event shall benefit payments be delayed beyond a Participant's required beginning date set forth in this ARTICLE, nor is this Section intended to provide any Participant with a right to continue in the employ of Employer.

               8.4 Disability Benefit. A Participant who, while an Employee, incurs a total and permanent Disability prior to his Normal Retirement Age shall have a benefit equal to his Accrued Benefit. Upon termination of employment due to such Disability, payment of such benefit shall commence as soon as administratively possible after the next following Allocation Date.

               8.5 Death Benefit. A Participant who dies shall have a benefit equal to his Accrued Benefit. Payment of such benefit shall commence as soon as administratively possible after the next following Allocation Date.

                    (a)  Unless otherwise elected as provided
below, the Beneficiary of a Participant's death benefit shall be the Participant's spouse. The Participant may designate a Beneficiary other than his spouse if:

                         (i)    the Participant and his spouse
validly waive the spouse's right to be the Participant's Beneficiary and the spouse consents to the designated alternative beneficiary. Such waiver and consent must be in writing and signed by both the Participant and the Participant's spouse and witnessed by a Plan representative or notary public; or

                         (ii)   the Participant has no spouse and
can establish such fact to the satisfaction of a Plan representative; or

                         (iii)  the spouse cannot be located and
he Participant can establish such fact to the satisfaction of a Plan representative.

                    (b)  Any consent by a spouse (or the
establishment that the consent of the spouse may not be obtained) under subparagraph (a) above shall be effective only with respect to such spouse. Additionally, a Participant may revoke a prior waiver without the consent of the spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited.

               8.6  Benefit Upon Other Termination of Employment.

A Participant who terminates employment, whether voluntarily or involuntarily, for any reason other than attainment of Normal Retirement Age, Disability, death or deferred retirement, shall be entitled to his Vested Accrued Benefit in accordance with
Article IX hereof. Payment of such Vested Accrued Benefit shall be in accordance with this Article and shall commence as soon as administratively possible after the next following Allocation Date.

               8.7 Methods of Distribution. Except as provided in Section 8.9, distributions made in the event of termination of employment for any reason shall be made under one of the following options as elected by the Participant:

                    (a)  In one lump sum.

                    (b)  In periodic payments of substantially
equal amounts for a specified number of years, not in excess of fifteen (15). Such periodic payments shall be made not less frequently than annually, provided that the present value of the retirement benefit projected to be made to the Participant is more than fifty percent (50%) of the present value of the total payments projected to be made to the Participant and the Participant's Beneficiary. If this option is selected, the amount of the Accrued Benefit shall be segregated and placed in a Segregated Investment Account in the name of the Trustee in trust for said Participant. Interest on the Segregated Investment Account shall be distributed at least annually to the Participant, or to his Beneficiary or Beneficiaries.

               8.8  General Consent Rules.

                    (a)  The Administrator will distribute the
present value of a Participant's Vested Accrued Benefit without the consent of the Participant if such value does not exceed Three Thousand Five Hundred Dollars ($3,500.00). If such value exceeds $3,500 (or has ever exceeded $3,500 at the time of any prior distribution), and such benefit is immediately distributable, such benefit may not be distributed without the consent of the Participant. Any written consent required under this Section shall be obtained at least 30 but not more than 90 days prior to the Participant's Annuity Starting Date. A Participant's Vested Accrued Benefit is considered immediately distributable if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of his Normal Retirement Age or age 62. If a Participant fails to consent to a distribution while it is immediately distributable, the distribution shall commence upon the later of the Participant's attainment of his Normal Retirement Age or age 62.

                    (b)  If a distribution is one to which
Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                         (i)  The Plan Administrator clearly
informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                         (ii) The Participant, after receiving
the notice, affirmatively elects a distribution.

               8.9 Distributions to which Qualified Joint and Survivor and Pre-Retirement Survivor Annuities Apply. Notwithstanding anything herein to the contrary, with respect to any Participant, if the Plan is a direct or indirect transferee, after December 31, 1984, of any defined benefit plan or defined contribution plan subject to the funding standards of Section 412 of the Code, then, the Qualified Joint and Survivor Annuity and Pre-Retirement Survivor Annuity provisions of Sections 8.10 and 8.11, respectively, shall apply only with respect to the separate accounts of such Participant to which such funds have been transferred, provided the Participant did not voluntarily elect to have such funds transferred in accordance with Section 11.4.

               8.10  Qualified Joint and Survivor Annuity.

                    (a)  In the event the provisions of Section
8.9 apply to a Participant, each such Participant who is entitled to receive payment of his Vested Accrued Benefit for any reason other than death shall receive payment of his Vested
Accrued Benefit as follows:

                         (i)    In the case of a Participant who
has been married throughout the twelve-month period ending with his Annuity Starting Date, benefits shall be payable in the form of a Qualified Joint and Survivor Annuity, which shall be the actuarial equivalent of a Participant's Vested Accrued Benefit and in all events shall be at least as valuable as any other optional form of benefit payable under the Plan at the same time, unless a Participant and his spouse duly elect to waive the Qualified Joint and Survivor Annuity pursuant to this Article. Such election shall be made by the Participant in writing during the ninety (90) day period ending on the Annuity Starting Date. Notwithstanding the provisions of this Subparagraph (i), however, if a Participant marries within the twelve-month period ending on his Annuity Starting Date, and the Participant and spouse in such marriage remain married to each other for at least one (1) year, such Participant and spouse shall be treated as having been married throughout the twelve-month period ending on the Participant's Annuity Starting Date. If the Participant and spouse do not remain married for one year, the Plan shall treat the Participant as having not been married on the Annuity Starting Date. In such event, any survivor benefit rights of the spouse shall be forfeited, and the Participant shall not be entitled to a retroactive correction of the amount paid to such Participant.

                         (ii)   In the case of a Participant to
whom subsection (i) does not apply, benefits shall be payable in the form of a life annuity unless a Participant duly elects to waive the life annuity and selects an optional form from Section 8.7.

                    (b)  The Participant may elect to have the
annuity described in this Section distributed upon attainment of the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                    (c)  The Administrator shall provide the
Participant within a reasonable period of time before the Annuity Starting Date (and consistent with Treasury regulations), a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity, (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit, (iii) the rights of the Participant's spouse concerning the Qualified Joint and Survivor Annuity, and (iv) the right of the Participant to revoke such an election, and the effect of a revocation.

               8.11 Qualified Pre-Retirement Survivor Annuity. In the event the provisions of Section 8.9 apply to a Participant, if such Participant who has been married throughout the twelve-month period ending on the date of his death dies prior to the Annuity Starting Date, the benefits to which a Participant is entitled under this Article shall be paid to his surviving spouse in the form of a Pre-Retirement Survivor Annuity unless an optional form of benefit has been selected in accordance with Sections 8.12 and 8.13 hereinbelow. The surviving spouse may elect to have such annuity distributed within a reasonable time after the Participant's death.

               8.12  Pre-Retirement Survivor Annuity Election and
Notice.

                    (a) Election. An election to waive the Pre-Retirement Survivor Annuity must be made by the Participant, in writing, and consented to by the spouse in accordance with
Section 8.13 hereinbelow. Such election must be made during the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. In the event a Vested Participant terminates employment prior to the beginning of the Plan Year in which he attains age thirty-five (35), the election period shall begin on the date of his separation from service.

                    (b) Notice. The Administrator shall provide each Participant, within the applicable period, a written explanation of: (i) the terms and conditions of a Pre-Retirement Survivor Annuity, (ii) the Participant's right to make and the effect of an election to waive the Pre-Retirement Survivor Annuity form of benefit, (iii) the rights of the Participant's spouse concerning the Pre-Retirement Survivor Annuity, and (iv) the right of the Participant to revoke such an election, and the effect of a revocation.

                    (c)  Applicable Period.  For purposes of
subsection (b) hereinabove, the "applicable period" shall mean, with respect to the Participant, whichever of the following period ends last:

                         (i)    The period beginning with the
first day of the Plan Year in which the Participant attains age
32 and ending with the close of the Plan Year preceding the Plan
Year in which the Participant attains age 35.

                         (ii)   A reasonable period ending after
the individual becomes a Participant.

                         (iii)  A reasonable period ending after
the survivor benefits become applicable to a Participant.

In the case of a Participant who separates from service before attaining age 35, "applicable period" means the period beginning one year before the separation from service and ending one year after such separation.

                    (d)  For purposes of applying paragraph (c),
a reasonable period ending after the enumerated events described in subparagraphs (c)(ii)(iii) is the end of the one-year period beginning with the date the applicable event occurs. The applicable period for such events begins one year prior to the occurrence of the enumerated events.

                    (e)  Pre-Age 35 Election.  In the case of a
Participant who has not yet attained age 35 as of the end of any current Plan Year, such Participant may (provided he has been given a written explanation comparable to that required in subparagraph (b) above) elect to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and end on the first day of the Plan Year in which the Participant attains age 35, at which time the Qualified Pre-Retirement Survivor Annuity coverage is automatically reinstated and any new waiver shall be subject to the requirements of this Article.

               8.13  Waiver of Annuity and Spousal Consent.

                    (a)  A waiver of a Qualified Joint and
Survivor Annuity (described in Section 8.10) or a Qualified Pre-
Retirement Survivor Annuity (described in Sections 8.11 and 8.12) shall not be effective unless:

                         (i)    the Participant's spouse consents
in writing to the election;

                         (ii)   the election designates a
specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further consent);

                         (iii)  the spouse's consent acknowledges
the effect of the election; and

                         (iv)   the spouse's consent is witnessed
by a Plan representative or notary public.

                    (b)  In addition to the requirements in (a)
above, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent).

                    (c)  The Participant's waiver will be deemed
a qualified election if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse or the spouse cannot be located, or other circumstances that may be prescribed by Treasury Regulations.

                    (d)  Any consent by a spouse obtained under
this Section shall be effective only with respect to such spouse.

A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made in writing by a Participant without the consent of the spouse at any time before commencement of benefits. The number of such revocations shall not be limited. However, any new election must comply with the requirements of this Section. A former spouse's waiver shall not be binding on a new spouse.

               8.14  Conditions for Annuity Contracts.  The terms
of any annuity contract    purchased and distributed by the Plan
to a Participant or spouse shall comply with the requirements of this Article. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. Furthermore, any annuity contract distributed herefrom must be nontransferable.

               8.15 Pre-Termination Distributions (Hardship Withdrawals). Subject to the limitations and requirements of this Section, the Administrator may, upon the request of a Participant, make a lump sum distribution to the Participant from his Elective Deferral Accounts (excluding earnings from such Account effective January 1, 1989) as of the Anniversary Date coinciding with or immediately preceding the date a request is made hereunder, for the purposes set forth below, subject to the following:

                    (a) Any distribution under this Section must be on account of an immediate and heavy financial need. A distribution will be deemed to be made on account of an immediate and heavy financial need of the employee if the distribution is on account of:

                         (i)    Medical expenses described in IRC
Section 213(d) incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in Section 152) or necessary for these persons to obtain medical care described in
Section 213(d);

                         (ii)   Purchase (excluding mortgage
payments) of a principal residence for the Employee;

                         (iii)  Payment of tuition for the next
12 months of post-secondary education for the Employee, his or her spouse, children, or dependents; or

                         (iv)   The need to prevent the eviction
of the Employee from his principal residence or foreclosure on the mortgage of the Employee's principal residence.

                    (b)   Once the distribution is determined to
be for an immediate and heavy financial need, it must be determined that the distribution is necessary to satisfy the need. A distribution is deemed to be necessary to satisfy an immediate and heavy financial need of an Employee if all of the following requirements are satisfied:

                         (i)    The distribution is not in excess
of the amount of the immediate and heavy financial need of the Employee. The amount may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

                         (ii)   The Employee has obtained all
distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

                         (iii)  The Employee's elective
contributions and employee contributions under the Plan, and all other plans maintained by the Employer, will be suspended for at least 12 months after receipt of the hardship distribution;

                         (iv)   For this Plan, and all other
plans maintained by the Employer, the Employee may not make elective contributions for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) for such next taxable year less the amount of such employee's elective contributions for the taxable year of the hardship distribution.

                         (v)    The Employee is prohibited, under
the terms of the Plan or an otherwise legally enforceable agreement, from making elective contributions and employee contributions to the Plan and all other plans maintained by the Employer for at least 12 months after receipt of the hardship distribution. For this purpose, the phrase "all other plans maintained by the Employer" means all qualified and nonqualified plans of deferred compensation maintained by the Employer. The phrase includes a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Section 125. However, it does not include the mandatory employee contribution portion of a defined benefit plan. It also does not include a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of Section 125.

                    (c)  Each request for a distribution must be
made by written application to the Administrator supported by such evidence as the Administrator may require.

                    (d)  If a Participant's termination of
employment occurs after a request is approved in accordance with this Section but prior to distribution of the full amount approved, the approval of his request shall be automatically void and the benefits he or his Beneficiary are entitled to receive under the Plan shall be distributed in accordance with the preceding provisions of this Article.

                    (e) A request for a distribution pursuant to this Section shall be approved or denied by written instrument given by the Administrator to the Participant within sixty (60) days after the date the written request is given to the Administrator by the Participant. In the event that such request is approved, the distribution shall be made within thirty (30) days after notice of approval is given by the Administrator to the Participant.

               8.16  Statutory Commencement of Benefits.

                    (a)  Payment of a Participant's Accrued
Benefit must commence not later than the sixtieth (60th) day after the close of a Plan Year in which the latest of the following events occurs:

                         (i)    The attainment by the Participant
of his Normal Retirement Age; or

                         (ii)   The tenth (10th) anniversary of
the date on which the Participant commenced participation in the Plan.

                         (iii)  Termination of employment by the
Participant.

                    (b)  If a Participant has terminated
employment before satisfying the age requirement for attaining his Early Retirement Date, but has satisfied the service requirement necessary for an Early Retirement Benefit, such Participant shall be entitled to elect an Early Retirement Benefit upon satisfaction of such age requirement.

               8.17  General Rules for Required Distributions.

                    (a)  Except as otherwise provided in the
Qualified Joint and Survivor Annuity provisions and the Pre-Retirement Survivor Annuity provisions in this Article, the requirements of this Section and Sections 8.18 and 8.19 following shall apply to any distribution of a Participant's interest and shall take precedence over any inconsistent provisions of the Plan. Unless otherwise specified, the provisions of this Section shall apply to calendar years beginning after December 31, 1984.

                    (b)  All distributions required under this
Article shall be determined and made in accordance with the Income Tax Regulations under IRC 401(a)(9), including the minimum distribution incidental benefit requirement of Section
1.401(a)(9)-2 of the Regulations.

                    (c)  Distributions shall be made in a form
under which the present value of the retirement benefit projected to be made to the Participant, while living, is more than fifty percent (50%) of the present value of the total payments projected to be made to the Participant and the Participant's Beneficiary.

                    (d) Notwithstanding the requirements of this Section, a Participant who duly and properly made an Election of the Time and Distribution of Retirement Plan Benefits as provided for in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 may receive his distribution in accordance with such election, provided: (1) the distribution is one which would not have disqualified the trust under Section 401(a)(9) of the Code as in effect on December 31, 1983, (2) the election was in writing and signed by the Participant or Beneficiary prior to January 1, 1984, (3) the Participant had accrued a benefit under the Plan as of December 31, 1983, (4) the election satisfies IRC 401(a)(11) and 417.

               8.18  Required Beginning Date.

                    (a)  General Rule.  For Plan Years beginning
after December 31, 1987, payment of the Accrued Benefit of a Participant must commence not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                    (b)  Transitional Rules.  The required
beginning date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (i) or
(ii) below:

                         (i)    Non-Five Percent (5%) Owners.
The required beginning date of a Participant who is not a five percent (5%) owner is the April 1 of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                         (ii)   Five Percent (5%) Owners.  The
required beginning date of a Participant who is a five percent
(5%) owner during any year beginning after December 31, 1979, is the April 1 following the later of:

                              (A)  the  calendar year in which
the Participant attains age 70-1/2; or

                              (B)  the  earlier of the calendar
year with or within which ends the Plan Year in which the Participant becomes a 5% owner, or the calendar year in which the Participant retires.

                         (iii)  The required beginning date of a
Participant who is not a 5% owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                         (iv)   Once distributions have begun to
a 5% owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

               8.19  Statutory Distributions Upon Death.

                    (a)  If a Participant dies prior to the
Annuity Starting Date, the nonforfeitable portion of the Participant's Accrued Benefit shall be distributed in its entirety prior to the December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                         (i)    If any portion of the
Participant's Vested Accrued Benefit is payable to (or for the benefit of) a specifically designated Beneficiary, distributions may be made over the life of such Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), commencing on or before the December 31 immediately following the calendar year in which the Participant died (or such later date as may be prescribed by regulations);

                         (ii)   If the Beneficiary is the
Participant's spouse, distributions must commence on or before the later of (1) the December 31 immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the deceased Participant would have attained age seventy and one-half (70-1/2). If the surviving spouse dies before the distribution begins, then the requirements of this Section shall apply as if the spouse were the Participant.

                    (b)  If the Participant has not made an
election pursuant to Subparagraph (a) above by the time of his death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                    (c)  For purposes of this Section, the life
expectancy of the Participant and his spouse (other than in the case of a life annuity) may be re-determined, but not more frequently than annually. In addition, under regulations prescribed by the Secretary, for purposes of this Section, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse, if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under regulations).

                    (d)  Upon the death of a former Participant
who was receiving payments from the Trustee at the time of his death, payments may continue in accordance with the option selected, or may be made to the Beneficiary under any other option which provides for payments which are at least as rapid as under the method of distribution as of the date of the Participant's death.

               8.20  Location of Participants and Beneficiaries.

                    (a)  It is the duty of Participants who have
terminated employment, or Beneficiaries of Participants, to keep the Administrator informed as to their correct address. If a Participant or Beneficiary fails to inform the Administrator in writing of a change of address and if the Administrator is unable to locate such Participant or Beneficiary by reasonable means, the Administrator shall notify the Participant or Beneficiary of available benefits by registered mail at the last address noted
on the records of the Administrator.   If the delivery of the
notice by registered mail is refused or returned with address unknown, any benefits due such Participant or Beneficiary shall be segregated into a default fund chosen by the Administrator for the benefit of the Participant or Beneficiary. The segregated account shall not share in the earnings and losses in the fair market value of the assets held in the Trust Fund. The Administrator shall determine earnings and losses in the fair market value of the assets held in the segregated account and shall allocate such earnings and losses to the segregated account. Such benefit shall remain in the segregated account until distributed in accordance with the Lost or Unclaimed Property Laws of the state in which the Plan Sponsor is domiciled.

                    (b)  If the Plan has terminated and the
Administrator is unable to locate a Participant or Beneficiary using the means described in (a) above, the Administrator shall establish a savings account for the benefit of the Participant or Beneficiary at a federally insured banking institution within the geographic vicinity in which the Employer is located. Any benefits due such Participant or Beneficiary shall be deposited in said savings account at the same time distributions are otherwise allowed under the Plan termination procedures. Such benefit shall remain in the savings account until distributed in accordance with the Lost or Unclaimed Property Laws of the state where the account is maintained.

               8.21  Payments for the Benefit of Incompetents.
If the Administrator receives evidence that (a) a Participant or Beneficiary entitled to receive any payment under the Plan is a minor or is otherwise physically or mentally incompetent to receive such payment and to give a valid release therefor, and
(b) another person or institution is then maintaining or has custody of such person, and no guardian, committee or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, payment may be made to such other person or institution, and the release of such other person or institution shall be valid in a complete discharge for the payment.


                            ARTICLE IX

                             VESTING

               9.1  Requirements.

                    (a)  A Participant's Accrued Benefit derived
from Employer contributions shall be fully Vested upon the earlier of: (1) attainment of Normal Retirement Age, (2) the later of age 65 or the 5th anniversary of the time the Participant commenced participation in the Plan, (3) total and permanent disability of such Participant, or (4) death of the Participant.

                    (b)  In the event the employment of a
Participant is terminated, whether voluntarily or involuntarily, with or without cause on his part, prior to his Normal Retirement Age, for any reason other than death or permanent and total disability, a Participant shall have a Vested interest in his Accrued Benefit derived from Discretionary Employer Contributions and Employer Matching Contributions in accordance with the following schedule:


              Years of Credited Service         Vested Percentage

               Less than  5                                0%
                          5                              100%



                    (c)  The Accrued Benefit derived from
Elective Deferrals, Qualified Discretionary Employer
Contributions and Qualified Employer Matching Contributions shall be fully Vested at all times.

                    (d)  Notwithstanding the provisions of this
Section, Employer Matching Contributions and Qualified Employer
Matching Contributions (if accrued) shall be forfeited if the contributions to which they relate are treated as Excess
Deferrals, Excess Contributions or Excess Aggregate
Contributions.

                    (e)  A Participant's Vested percentage in his
Accrued Benefit, derived from Employer contributions, as of the later of the adoption date or Effective Date of this Amendment, shall not be reduced by this or any Amendment to the Plan.

                    (f)  Notwithstanding the provisions of
subsection (b) hereinabove, for any Plan Year in which the Plan is a Top-Heavy Plan, a Participant's Vested Percentage in his accrued Benefit derived from Employer contributions shall not be less than the percentage determined in accordance with the following table:


             Years of Credited Service         Vested Percentage

                    less than 3                           0%
                              3                         100%


                    (g)  If a Top-Heavy Plan ceases to be a Top-
Heavy Plan, a change in vesting schedules shall be treated as an amendment to the vesting schedule and the provisions of Section
17.2 of the Plan shall apply.

               9.2  Cash-Out; Buy-Back.

                    (a)  If a Participant terminates
participation in the Plan and thereafter is re-employed and again becomes eligible to participate in the Plan, the following Years of Credited Service shall be disregarded for purposes of determining the Accrued Benefit of such Participant; but shall be taken into account for purposes of such Participant's eligibility and vesting upon re-employment:

                         (i)    Years of Credited Service with
respect to which he has received a distribution of the present value of his Vested Accrued Benefit if such distribution does not exceed $3,500 (or any lesser sum as may be established by regulations promulgated by the Secretary of the Treasury as the maximum amount that may be paid out in such event without the Participant's consent); or

                         (ii)   Years of Credited Service with
respect to which he has received a distribution of his Vested
Accrued Benefit attributable to such Years of Credited Service, which he elected to receive.

                    (b)  A Participant who has received a
distribution of his Vested Accrued Benefit, as described hereinabove in subparagraph (a) of this Section, may repay the amount of such distribution to the Trust Fund, provided

                         (i)    such Participant is subsequently
re-employed by Employer; and

                         (ii)   repayment is made before the
earlier of 5 years after the first date on which the Participant is subsequently re-employed, or the close of the period in which the Employee incurs five (5) consecutive 1-year Breaks In Service following the date of distribution.

                    (c)  Upon such repayment, he shall be
credited on the vesting schedule with all Years of Credited Service prior to his Break In Service, and the Employer shall make a contribution to his Employer Contribution Account as required by Section 6.8. Immediately after such repayment, his Accrued Benefit shall, in no event, be less than his Accrued Benefit immediately prior to termination of employment.

               9.3 Forfeitures. Notwithstanding the provisions of Section 9.2 hereinabove, upon termination of employment, the portion of a Participant's Accrued Benefit derived from Employer Contributions which is not Vested shall be forfeited upon the earlier of a cash-out distribution to the Participant, or the incurrence of five (5) consecutive Breaks-In-Service. Forfeitures of Discretionary Employer Contributions and Employer Matching Contributions shall be allocated as of the end of the Plan Year in which such forfeitable event occurs according to
Section 7.1(h).

               9.4  Computation of Years of Credited Service.
For purposes of computing Years of Credited Service under the Plan to determine the Vested percentage under Section 9.1, all of an Employee's Years of Credited Service shall be taken into account, except that the following Years of Credited Service shall be excluded:

                    (a) In the case of any Participant who has a Break In Service, Years of Credited Service before such Break shall not be required to be taken into account until he has completed one (1) Year of Credited Service after his return.

                    (b)  In the case of a Participant who has 5
or more consecutive 1-year Breaks In Service, the Participant's pre-break service will count in vesting of his employer-derived
Accrued Benefit only if either:

                         (i)    such Participant has any Vested
interest in his or her employer-derived Accrued Benefit at the time of separation from service; or

                         (ii)   upon returning to service the
number of consecutive 1-year Breaks In Service is less than the number of Years of Credited Service.

                    (c)  In the case of a Participant who has 5
consecutive 1-year Breaks In Service, all Years of Credited Service after such Breaks In Service will be disregarded for the purpose of vesting the employer-derived Accrued Benefit that accrued before such Breaks, but both pre-break and post-break service will count for the purposes of vesting the employer-derived Accrued Benefit that accrues after such Breaks. Separate accounts will be maintained for the Participant's pre-break and post-break employer-derived Accrued Benefit pursuant to Section
7.3 hereof. Both accounts will share in the earnings and losses of the Trust Fund.

                    (d)  In the case of a Participant who does
not have 5 consecutive 1-year Breaks In Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived Accrued Benefit.

               9.5 Hours of Service Requirement. A Participant who has more than five hundred (500) Hours of Service but less than one thousand (1,000) Hours of Service in any Plan Year and who has not separated from the service of Employer shall not advance on the vesting schedule.


                            ARTICLE X

                         TOP-HEAVY PLAN

               10.1 Top-Heavy Requirements. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan as determined in accordance with Section 10.2 hereof:

                    (a)  Special vesting requirements of Section
416(b) of the Code as set forth in Section 9.1(f) of the Plan shall apply.

                    (b)  The allocable share of the Employer
contribution for each Participant who is a non-key employee shall not be less than the lesser of: (i) three percent (3%) of such Participant's Compensation, or (ii) the largest percentage of the Employer contribution made (or required to be made), including salary deferrals, for any Key Employee for such Plan Year. For purposes of this subparagraph, Compensation shall mean a Participant's compensation which would be included on his Federal W-2 Form for the Plan Year for which the contribution is made.

               10.2  Top-Heavy Determination.

                    (a) The Plan shall be considered a Top-Heavy Plan and shall be subject to the additional requirements of
Section 10.1 hereinabove, with respect to any Plan Year, if, as of the Anniversary Date of the preceding Plan Year or in the case of the first Plan Year, the Anniversary Date of such Plan Year (hereinafter referred to as the "Determination Date") either:

                         (i)    the Sum of the Value of the
Aggregate Accounts of Key-Employees exceeds sixty percent (60%) of a similar sum determined for all Employees, excluding former
Key-Employees, (the "60% Test"); or

                         (ii)   the Plan is part of a Required
Aggregation Group, and the sum of the Present Value of Accrued Benefits and the Value of the Aggregate Accounts of Key-Employees in all Plans in such Group exceeds sixty percent (60%) of a similar sum determined for all Employees, excluding former Key-Employees.

                    (b)  For purposes of this Section 10.2, the
Aggregate Account of an Employee as of the Determination Date is the sum of:

                         (i)    a Participant's Accounts holding
contributions made by the Employer pursuant to Section 6.1 hereinabove as of the Determination Date adjusted for any contributions due as of the Determination Date, and further adjusted by including any Plan distributions made within the Plan Year that includes the Determination Date or within the preceding four (4) Plan Years; and

                         (ii)   a Participant's non-deductible
Employee Contribution Account, if any; and

                         (iii)  a Participant's Unrelated Pre-
TEFRA Rollover Account; and

                         (iv)   a Participant's Related Rollover
Account.

                         (v)    a Participant's Rollover Account
- - Self-Employed, if any.

                         (vi)   The  aggregate of any Plan
distributions made within the Plan Year that includes the Determination Date or within the preceding four (4) Plan Years from a Qualified Plan of the Employer which has been terminated, which, if it had not been terminated, would have been required to be included in a Required Aggregation Group.

                    (c)  For purposes of this Section, Present
Value of Accrued Benefits shall be determined, in the case of a defined benefit pension plan, under the provisions of such a plan or plans.

                    (d)  Notwithstanding the provisions of
subsection (a) hereinabove, the Plan shall not be a Top-Heavy Plan, if the Administrator elects to treat the Plan as part of a Permissive Aggregation Group, and the Permissive Aggregation Group is not determined to be Top-Heavy using the criteria of the "60% Test" hereinabove.

                    (e)  Only those plans in which the
Determination Dates fall within the same calendar year shall be included in a Required or a Permissive Aggregation Group in order to determine whether the Plan is a Top-Heavy Plan.

                    (f)  For Plan Years beginning after December
31, 1984, if a Participant or former Participant (a Participant who no longer shares in contributions or forfeitures and/or no longer accrues a benefit for a Plan Year) has not performed any services for the Employer maintaining the Plan at any time during the five year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Benefit for such Participant shall not be taken into account for purposes of subsection (a) hereinabove.

                    (g)  For Plan Years beginning after December
31, 1986, solely for the purpose of determining if the Plan, or any other plan included in a required or permissive aggregation group of which this Plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the Accrued Benefit of an Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.


                            ARTICLE XI

                            CONTRACTS

               11.1 Purchase. The Administrator may, in its sole discretion exercised in a uniform and non-discriminatory manner, permit portions of the Trust Fund, as hereinafter limited, to be used to purchase and pay premiums on Contracts on the lives of Participants. Each Contract shall be purchased and premiums paid thereon, in accordance with uniform policies established by the Administrator and providing for treatment of Participants in similar circumstances in a similar fashion, except those Participants declared uninsurable at standard rates by an insurance company, for whom no insurance need be purchased.

The Administrator may direct the Trustee to apply for and purchase from the insurance company one of the following types of Contracts upon the Participant's life as the Administrator may select:

                    (a)  An ordinary life insurance policy; or

                    (b)  A term life insurance policy.

The aggregate life insurance premiums paid for any Participant shall not be more than forty-nine percent (49%) of the aggregate of the Employer's contributions allocated to his Employer Contribution Account at any particular time, provided, however, that in the event a term life insurance policy is purchased, the aggregate life insurance premiums paid for any Participant shall not be more than twenty-five percent (25%) of the Employer's contributions allocated to the Employer Contribution Account of the Participant at any particular time.

               11.2 Ownership. The Trustee shall be the sole owner and Beneficiary of all Contracts purchased hereunder, and it shall be so designated in each Contract and application therefor.

               11.3  Insurance Company Restrictions.  If a
Contract is purchased, the insurance company shall not be a party to this Plan or Trust Agreement and shall not be required to see that any act of the Trustee has been authorized by the Plan or Trust Agreement or otherwise. The insurance company shall not be required to see that any Participant for whom the Trustee may apply for a Contract is entitled to have a Contract issued, and shall not be liable to make any inquiry regarding the amount, form or any provisions of the Contract for which the Trustee may apply. The insurance company may conclusively assume that all of the provisions of any application executed by the Trustee or any amendment or supplement to such application, are correct and in conformity with the Trust Agreement. After a Contract has been issued, the insurance company shall not be required to make any inquiry regarding the right of the Trustee to exercise any right with respect to such Contract. The insurance company shall be discharged from all liability in connection with any amount paid according to the terms of the Contract as issued upon the application of the Trustee, or as the Contract may be changed by the Trustee, and if the Trustee, in accordance with the right reserved to it in any Contract, shall exercise any right whereby payments would be made to the Trustee, the insurance company shall have no duty of inquiry regarding the disposition by the Trustee of any amounts paid by the insurance company to the Trustee. No insurance company which may issue any Contract upon the application of the Trustee shall be required to take or permit any action contrary to the provisions of such Contract; or be bound to allow any benefit or privilege to any person interested in any Contract it has issued which is not provided in such Contract.

               11.4  Conflict of Terms.  In the event of any
conflict between the terms of this Plan and the terms of any Contract purchased hereunder, the Plan provisions shall control.

               11.5 Participant's Rights. All benefits, rights, privileges and options under each Contract on the life of a Participant, and all dividends payable or refunds made by any insurance company on such policies, shall be exercised and dealt with for the sole benefit of such Participant or his Beneficiaries as directed by the Administrator. Any dividends or credits earned on Contracts will be allocated to the Participant's account derived from Employer contributions for whose benefit the Contract is held.

               11.6 Premium Payment. Payments to the insurance company with respect to any Contract on the life of a Participant shall constitute an investment of the funds credited to a Participant's Elective Deferral Account, and the Elective Deferral Account of such Participant shall be reduced by any such payments. If there is still a balance owed on the premium, the Discretionary Employer Contribution and Employer Matching Contribution shall be reduced until no such balance remains. While premiums paid on Contracts shall reduce the account of a Participant on whom the Contract has been issued, for purposes of determining benefits under the Plan, the cash value of any such Contract will be added to such Participant's Accrued Benefit.

               11.7 Time of Purchase. Notwithstanding any provision of this Plan to the contrary, in the event Contracts are purchased on the life of a Participant, such Contracts shall be purchased within a reasonable time after the annual contribution is made by the Employer to the Trust Fund and allocated by the Administrator among the Participants. In the event a Participant dies before an initial Contract or any additional Contracts are purchased and issued, no provision of this Plan shall be construed as giving to any Participant, or his Beneficiary, any legal or equitable right against the Employer, or any officer or Employee thereof, or the Trustee or any insurance company.

               11.8 Minimum Purchase Requirements. A Contract shall not be purchased on the life of a Participant unless the face amount of such Contract is at least Five Thousand Dollars ($5,000). Additional Contracts of insurance shall not be purchased on the life of any Participant unless the face amount of such Contract is at least Two Thousand Dollars ($2,000).

               11.9 Disposition of Contracts Upon Distribution of
Accrued Benefit. If the Participant's Vested Accrued Benefit is to be distributed in a lump sum, and there is a Contract on the life of such Participant, the following options shall be available to the Participant:

                    (a)  The Participant may direct the Trustee
to lapse the Contract, in which case the cash surrender value shall be included as part of the Accrued Benefit.

                    (b) The Participant may elect to receive the Contract as part of the distribution of his Accrued Benefit by giving written notice thereof to the Trustee.

                    (c) Subject to the limitations of Prohibited Transaction Exemption 92-6, the Participant may elect to purchase the Contract from the Trustee by tendering a check payable to the Trustee in an amount which is at least equal to the amount necessary to put the Plan in the same cash position as it would have been in had it retained the Contract, surrendered it, and made any distribution owing to the Participant of his Vested interest under the Plan.

               11.10 Other Disposition of Contracts From Plan. Subject to the limitations of Prohibited Transaction Exemption 92-6, the Plan may sell an individual life insurance or annuity contract to (1) a Participant under the Plan; (2) a relative of a Participant under the Plan; (3) the Employer; or (4) another plan, if --

                    (a)  Such Participant is the insured under
the Contract;

                    (b) Such relative is a "relative" as defined in Section 3(15) of ERISA (or is a "member of the family" as defined in Section 4975(e)(6) of the Code), or is a brother or sister of the insured (or a spouse of such brother or sister), and is the beneficiary under the Contract.

                    (c) The Contract would, but for the sale, be surrendered by the Plan;

                    (d)  The insured Participant is first
informed of the proposed sale and is given the opportunity to purchase such Contract from the Plan, and delivers a written document to the Plan stating the he elects not to purchase the policy and consents to the sale by the Plan of the Contract to a relative, Employer or other plan.

                    (e)  The amount received by the Plan as
consideration for the sale is at least equal to the amount necessary to put the Plan in the same cash position as it would have been in had it retained the Contract, surrendered it, and made any distribution owing to the Participant of his Vested interest under the Plan.


                            ARTICLE XII

                      ROLLOVER CONTRIBUTIONS

               12.1  Direct Rollovers by Employees.  This Section

 12.1 applies to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

               12.2  Definitions.  For purposes of this ARTICLE
XII, the following definitions shall apply:

                    (a)  "Eligible Rollover Distribution" shall
mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                    (b) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    (c)  "Distributee" shall mean an Employee or
former Employee. In addition, the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                    (d)  "Direct Rollover" shall mean a payment
by the Plan to the Eligible Retirement Plan specified by the Distributee.

               12.3 Rollovers Other Than Direct Rollover. An Employee may transfer to the Plan all or any portion of the proceeds received from another Qualified Plan (the "Other Plan"), including a plan in which the Employee was an employee within the meaning of Section 401(c)(1) of the Code, in accordance with procedures established by the Administrator, provided the transfer occurs on or before the sixtieth (60th) day following receipt of the distribution by the Employee from the Other Plan, and, if the proceeds received from the Other Plan were received by the Employee as a partial distribution, such distribution must qualify under Section 402(a)(5)(D) of the Code, or, provided the transfer is directly made from an Individual Retirement Account (as defined in Section 408(a) of the Code) which held only the proceeds from such Other Plan and which were transferred to the Individual Retirement Account on or before the 60th day following receipt of the distribution by the Employee from the Other Plan.

               12.4 Direct Rollovers From Other Plan. If an Employee is entitled to an Eligible Rollover Distribution of his accrued benefit in another Qualified Plan (the "Other Plan") maintained by the Employer or by the Employee's former employer, the Employee may effect a Direct Rollover of such accrued benefit (or any portion thereof) to the Plan.

               12.5  Procedures and Information.  The
Administrator shall develop such procedures and may require such other information from an Employee desiring to make (or to have made) such rollover or transfer as described in this Article as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Article and of the Code.

               12.6  Allocations to Rollover Account.  Upon
approval by the Administrator, the amount transferred shall be deposited in the Trust Fund and shall be allocated to the Employee's Rollover Account.

               12.7  Vesting of Rollover Account.  An Employee's
Rollover Account shall be fully Vested at all times.

               12.8 Distributions of Rollover Account. When a Participant terminates his employment with the Employer upon retirement, death or disability, or when the Plan is terminated, the total amount in his Rollover Account shall be distributed to him in accordance with ARTICLE VIII.

               12.9  Eligible Employees.   An Employee shall be
eligible to make or direct the transfers permitted in this ARTICLE even though he is not eligible to participate in the Plan as required by ARTICLE V.

               12.10 Investment of Rollover Account.  A
Participant must direct the investment of his Rollover Account in accordance with ARTICLE XIV hereinbelow.


                            ARTICLE XIII

                       LOANS TO PARTICIPANTS

               13.1 Requirements. The Plan Administrator is authorized to establish and administer the loan program set forth in this Article and to direct the Trustee to make loans to Participants and Beneficiaries, provided the loan or loans are made according to a uniform and non-discriminatory policy adopted by the Administrator and in accordance with all of the following requirements:

                    (a)  Loans are available to all Participants
and Beneficiaries on a reasonably equivalent basis, provided that loans shall not be made available to highly compensated employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Employees, and further provided that no loans shall be made to any owner-employee (as defined in Section 4975(d) of the Code).

                    (b)  The Participant shall request from the
Administrator a loan application form, such form to be completed by the Participant and returned to the Administrator.

                    (c) The total amount of the loan (when added to the outstanding balance of all other loans to the Participant from such Plan) may not exceed the lesser of:

                              (A)  $50,000, reduced by the excess
of -- (I) the Participant's highest loan(s) balance during the 12-month period ending on the day before the new loan is made, OVER (II) such Participant's outstanding balance of loans on the date the new loan is made.

                              OR

                              (B)  one-half (1/2) of the present
value of the Participant's non-forfeitable accrued benefits in the Plan.

                    (d)  The loan shall be evidenced by a
promissory note which provides for a reasonable rate of interest.

The rate of interest shall be that charged under similar facts and circumstances by a local major lending institution, such institution to be selected by the Administrator and utilized consistently for purposes of determining Participant loan interest rates.

                    (e) All loans shall be secured by collateral which, in the sole judgment of the Trustee, is satisfactory. Up to fifty percent (50%) of a Participant's Vested Accrued Benefit, on the date of the loan, may serve as adequate security for a loan or loans. If Section 401(a)(11) of the Code applies to the Participant's account used as security, the spouse of the Participant (if any) must consent in writing during the ninety
(90) day period ending on the date on which the loan is to be so secured. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

                    (f)  The period of repayment shall be
determined by the mutual agreement of the Trustee and Participant, but in no event shall the total period of repayment exceed five (5) years, unless such loan is used to acquire any dwelling unit which, within a reasonable time after acquisition, is to be used (determined at the time the loan is made) as a principal residence of the Participant.

                    (g)  Substantially level payments (not less
frequently than quarterly) are required over the term of the loan.

                    (h) If any Participant desires to prepay any payments of the principal, such prepayments shall be applied either to eliminate the next maturing payments under the Note or such prepayments shall be applied on the Note in the inverse order of maturity, as the Trustee shall determine, on a non-discriminatory basis. Interest shall be adjusted at the time the note is fully paid.

                    (i)  Loans will be effective as of the
Allocation Date immediately following receipt of the loan application.

               13.2 Default. In the event a Participant should default in the repayment of any part of the interest or principal which may be due thereon, the Administrator may deduct the amount due and payable from his Accrued Benefit at such time as the Participant may become entitled to the Accrued Benefit, and any other security which is pledged shall be sold as soon as practical after default by the Trustee at private or public sale.

The proceeds of such sale shall be applied first to pay the expenses of conducting the sale, including reasonable attorney's fees, and then to pay such sums due from the Participant to the Trust Fund under the loan arrangement, which such payment to apply first to accrued interest and then to principal. The Participant shall remain liable for any deficiency and any surplus remaining shall be paid to the Participant.

               13.3 Loans as Investments of the Trust Fund. All loans shall be considered investments of the individual participant's account and any interest thereon shall be considered interest earned by the individual participant's account to be allocated pursuant to the provisions of Section 7.1 hereinabove.


                            ARTICLE XIV

                  PARTICIPANT-DIRECTED INVESTMENTS

               14.1 Each Participant shall have the right to direct the investments of his Elective Deferral Account and Rollover Account, provided he does so under such terms, conditions, and administrative rules as the Administrator shall from time to time determine. The Administrator shall establish one or more separate and distinct investment options from which the Participant shall choose.

               14.2  A  Participant may elect to change the
investment vehicles (and/or the percentages to be allocated thereto) in which (i) his current Elective Deferral Account balance and future earnings thereon are to be invested; and, (ii) future contributions and earnings thereon are to be invested.

                    (a)  Upon the Administrator's or Trustees
receipt of a Participant's request for a change in the investment of his current Elective Deferral Account balance and future earnings thereon, the funds shall be invested in accordance with such election immediately following the Administrator's receipt of the election, provided the request is in the form set forth in
Section 14.1 of this Article.

                    (b)  Upon the Administrator's or Trustees
receipt of the Participant's request for a change in the investment of his future contributions and earnings thereon, the funds shall be invested in accordance with such election immediately following the Administrator's receipt of the election, provided the request is in the form set forth in
Section 14.1 of this Article.

                    (c)  A Participant's current account balance
and any future contributions thereto shall continue to be invested in accordance with the Participant's most recent election until the effective date of the Participant's investment election change, if any.

               14.3 In the event that a Participant does not make an initial election to direct investments or in the event the Participant has terminated employment, all amounts held in the Participant's Elective Deferral Account shall be invested in such a way as the Administrator shall from time to time determine as described in Section 14.1 hereinabove.

               14.4  The Administrator shall provide each
Participant with information relating to investment procedures and investment vehicles offered at the time the Participant is first eligible to participate in the plan. The Administrator may establish such rules as it deems necessary to administer and implement provisions of this Article XIV.

               14.5  A Participant shall exercise his rights
under this Article in a manner set forth by the Administrator.
The Administrator shall transmit the Participant's direction to the trustee in such form as the trustee may require.


                            ARTICLE XV

             ADOPTION OF PLAN BY PARTICIPATING EMPLOYERS

               15.1  Right of Participating Employers to
Participate.

                    (a)  A corporation, partnership or
proprietorship (hereinafter referred to as a "Participating Employer"), may adopt and participate in the Plan if such corporation, partnership or proprietorship is controlled by a stockholder of Employer, and the Plan Administrator approves such adoption and participation. Control shall be determined under the provisions of Section 1563(a) of the Code, except as limited by Section 415(h).

                    (b)  Adoption of the Plan by a Participating
Employer shall be evidenced by written action of the Participating Employer either in the form of a written resolution of such Board or a separate agreement executed by a duly authorized officer of such Participating Employer (or in the case of a partnership or proprietorship written authorization of a general partner or the proprietor) wherein it is agreed that the Participating Employer adopts the Plan and agrees to be bound by all the terms and provisions of the Plan. In addition, such Participating Employer shall give written notice of such adoption to the Administrator of the Plan.

                    (c)  Approval of the adoption of the Plan by
a Participating Employer shall be evidenced by written action of the Administrator and Named Fiduciary wherein they approve adoption of the Plan by the Participating Employer.

               15.2 Participant Accounts. A Participant who is employed or has been employed by Employer and/or Participating Employer shall have a separate Employer Contribution Account for Employer and each Participating Employer to which shall be allocated contributions and forfeitures from Employer and each Participating Employer together with earnings and losses thereon.

               15.3  Administrative Powers of Plan Administrator.

The administrative powers and control of the Administrator shall not be diminished under the Plan by reason of the participation of any Participating Employer in the Plan and such administrative powers and controls specifically granted herein to the Administrator shall apply only to the Administrator. The right to amend the Plan shall apply only to the Named Fiduciary.

               15.4 Creation of Trust. A Participating Employer shall be required to appoint the Trustee which has been appointed by the Named Fiduciary to serve as Trustee of any funds contributed for its Employees and shall authorize the Named Fiduciary to appoint such successor or co-Trustees as it deems necessary and advisable. A Participating Employer shall also be required to make contributions on behalf of its Employees to such Trustee to hold, invest and maintain pursuant to the terms and provisions of the Trust Agreement entered into between the Trustee and Employer.

               15.5  Transfer of Employment.

                    (a)  For purposes of determining a Year of
Credited Service, a Break in Service and an Hour of Service, the transfer of a Participant between Employer and any Participating
Employer shall not be deemed a termination of employment.

                    (b)  For purposes of determining
participation in the Plan, all service with Employer and with each Participating Employer shall be taken into account.

                    (c)  For purposes of determining an
Employee's Years of Credited Service under the Plan, all Years of
Credited Service with Employer and each Participating Employer shall be taken into account.

               15.6  Withdrawal of Participating Employers.

                    (a)  A Participating Employer may withdraw
from the Plan by giving written notice of such withdrawal to the Administrator. Such notice shall contain: (1) the effective date of withdrawal; (2) a statement whether the withdrawal constitutes a termination of the Plan as to its Employees; and
(3) the disposition to be made of assets held by the Trustee for the Employees of such Participating Employer.

                    (b)  Employer may require a Participating
Employer to withdraw from the Plan by giving sixty (60) days written notice thereof to the Administrator and to the President of such Participating Employer (or in the case of a partnership or proprietorship to a general partner or the proprietor). Such notice shall contain: (1) the effective date of withdrawal, and
(2) the date the Trustee will release assets held by it for the Employees of such Participating Employer. Upon receipt of such notice, the Participating Employer shall, within thirty (30) days thereafter, notify the Administrator, in writing, (1) whether it intends to create its own plan, intends to terminate the Plan for its Employees, or intends to adopt the plan of another company; and (2) the name and address of the trustee or other party who is to receive the assets held by the Trustee for the Employees of the Participating Employer.

                    (c)  Upon the withdrawal of a Participating
Employer from the Plan, either under subsection (a) or (b) hereinabove, the Administrator shall give written notification to the Trustee of such withdrawal and shall direct the Trustee to transfer and pay over the assets held by the Trustee for the Employees of the Participating Employer to a successor Trustee or another party or to the Employees. For purposes of this Section, if the Employees of the withdrawing Participating Employer cease participation in the Plan as a result of the withdrawal, the employment of such Employees shall be considered terminated. Distribution of the vested account balance of each such Employee shall be made in the same manner and at the same time as provided
in Section 8.7.   The non-vested account balance of each such
Employee shall be forfeited in accordance with the provisions of
Section 9.3.

                    (d)  If the Participating Employer, which is
required to withdraw under subsection (b) hereinabove, does not cooperate or fully comply with the terms of subsection (b), then the Administrator may direct the Trustee to distribute to each Employee of the Participating Employer his Accrued Benefit in the same manner and at the same time as provided in Section 8.7.
Upon such distribution, the duties, obligations and responsibilities of the Administrator and Trustee to the Employees of the Participating Employer shall terminate.

                    (e)  Upon withdrawal by such Participating
Employer, all administration and control which the Employer and the Administrator had heretofore exercised with respect to such Participating Employer shall cease and all administration and controls shall be the responsibility of such withdrawing Participating Employer or the Administrator appointed by it. The Named Fiduciary and the Administrator shall be relieved of any further liability therefor.

               15.7 Internal Revenue Service Approval of Plan for a Participating Employer. Promptly upon becoming a Participating Employer, such Participating Employer may make initial application to the Internal Revenue Service for approval of the Plan as it pertains to such Participating Employer. In the event the Internal Revenue Service issues an adverse letter with respect to such application and determines that the Plan as it pertains to such Participating Employer fails to qualify under
Section 401 of the Code, then the adoption of the Plan by the Participating Employer shall become null and void, ab initio. Upon a failure to obtain initial qualification of the Plan, any contributions made by the Participating Employer to the Trustee shall be returned to the Participating Employer, to the extent allowed under Section 18.6. If application is not made to the Internal Revenue Service, then, at a minimum the Participating Employer shall notify the Internal Revenue Service that its Employees are participating in the Plan.

               15.8  Joint Venture Restriction.  Neither the
adoption of this Plan by a Participating Employer nor the act performed by it in relation to this Plan shall ever create a joint venture or partnership between Employer and any Participating Employer.

               15.9 Commingled Assets. Notwithstanding anything to the contrary, it is the intention of the Employer and the Participating Employer that the Trust Fund shall be available to pay benefits to all of the employees who are participating in the Plan and their beneficiaries.


                            ARTICLE XVI

                   FIDUCIARY RESPONSIBILITIES

               16.1  Allocation of Responsibilities Among
Fiduciaries.

                    (a)  Trustee:  The Trustee shall have
exclusive responsibility for the control and management of the Trust Fund as provided in the Trust Agreement and specifically, but not in limitation of its general authority, investment and reinvestment of the Trust Fund.

                    (b)  Administrator:  The Administrator shall
have responsibility and authority to control the operation and administration of the Plan as specifically set forth in ARTICLE
IV of the Plan.

                    (c)  The Employer:

                         (i)    The Employer shall have the
authority and responsibility for (i) the design of the Plan, including the right to amend the Plan; (ii) the qualification under applicable law of the Plan, any amendments to the Plan, and any document relating to the Plan; (iii) the funding of the Plan;
(iv) the designation of the Named Fiduciary; (v) review of disallowed claims of Participants; (vi) appointment of an Investment Manager; and (vii) the exercise of all fiduciary functions provided in the Plan or in the Trust Agreement or necessary to the operation of the Plan except such functions as are assigned to other fiduciaries pursuant to the Plan or Trust Agreement, including the authority to allocate or delegate fiduciary responsibilities which do not involve the management and control of the Trust Fund.

                         (ii)   Any authority assigned or
reserved to the Employer under the Plan and Trust Agreement shall be exercised by resolution of the Employer's Board and shall become effective, with respect to the Trustee, upon written notice to the Trustee signed by the President, Treasurer or Secretary of the Employer advising the Trustee of such exercise.

                         (iii)  The Employer as Named Fiduciary
shall allocate and delegate fiduciary responsibilities by giving written notice thereof to the Plan Administrator and the Trustee of the responsibilities to be allocated and the person or persons to whom the responsibilities are to be allocated. In implementing the procedure for the allocation and delegation of fiduciary responsibilities, the Employer shall discharge its duties with respect to such allocation and delegation with the care, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character with like aims; and it shall discharge its duties solely in the interest of the Participants and their Beneficiaries. The Employer shall make a formal periodic review of the performance of any fiduciary to whom it allocates or delegates fiduciary responsibilities and of any person which it employs to render advice in regard to any fiduciary responsibility which it has under the Plan and Trust Agreement.

               16.2  No  Joint Fiduciary Responsibilities.

                    (a)  It is intended under the Plan and Trust
Agreement, that the Plan Administrator, Named Fiduciary, Employer and Trustee, shall be responsible for the proper exercise of their respective powers, duties, responsibilities and obligations and they shall not be responsible for any act or failure to act of each other.

                    (b)  This ARTICLE is intended to allocate to
each fiduciary individual responsibility for the prudent execution of the functions assigned to him, and none of such responsibilities or any other responsibility shall be shared by two or more of such fiduciaries unless such sharing shall be provided by a specific provision of the Plan or Trust Agreement. Whenever one fiduciary is required by the Plan or Trust Agreement to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law. Each fiduciary, other than the Trustee, may rely upon any direction, information or action with respect to the investment and reinvestment of the Trust Fund as being proper under the Plan and Trust Agreement and they are not required by the terms of the Plan and Trust Agreement to inquire into the propriety of any investment or reinvestment of the Trust Fund. Nothing in the Plan or Trust Agreement shall be deemed to enlarge the responsibilities or liabilities of any fiduciary with respect to the Plan and Trust Agreement beyond those imposed by ERISA.

               16.3  Advisor to Named Fiduciary.  The Named
Fiduciary may employ one or more persons to render advice concerning any responsibility of the Named Fiduciary under the Plan or Trust Agreement, and all other fiduciaries may rely on such advice, any written opinions or certificates without further investigation.


                            ARTICLE XVII

                      AMENDMENT AND TERMINATION

               17.1 Amendments. The Employer shall have the right at any time and from time to time, to amend, in whole or in part, any or all of the provisions of this Plan, so long as such amendment or amendments in no way reduce the value of a Participant's Accrued Benefit or eliminate an optional form of distribution. In addition, no such amendment shall affect the terms of payment or the value of any Contract already issued as payment or the value of any Contract already issued as computed to the date of such amendment; no such amendment shall authorize or permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Any amendment shall become effective upon delivery of a written instrument executed by order of the Board to the Plan Administrator and Trustee. The provisions of this Section shall be deemed a procedure for amending the Plan and for identifying the persons who have authority to amend the Plan and is intended to satisfy the requirements of Section 402(b)(3) of ERISA.

               17.2 Election of Pre-Amendment Vesting Schedule. In the event the Plan is amended to change or modify Section 9.l, or in the event the vesting schedule changes pursuant to Section 9.1(g) hereof, a Participant with at least three (3) Years of Credited Service, as defined for purposes of ARTICLE IX, as of the date the amendment is adopted or as of the amendment's effective date, may elect to be subject to the pre-amendment vesting schedule. If a Participant fails to make such an election, then such Participant shall be subject to the new vesting schedule. The election of the pre-amendment vesting schedule shall be made by giving written notice to the Plan Administrator during the election period. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

                    (a)  The date which is sixty (60) days after
the date the amendment is adopted;

                    (b)  The date which is sixty (60) days after
the date the Plan amendment becomes effective; or

                    (c)  The date which is sixty (60) days after
the date the Participant is issued written notice of the amendment by the Employer or Administrator.

Such election shall be made only by an individual who is a Participant at the time such election is made and such election shall be irrevocable. Such amendment shall not reduce the Vested percentage of a Participant's Accrued Benefit as of the later of the date on which such amendment is adopted or the effective date of such amendment.

               17.3  Termination.

                    (a)  General.  The Employer shall have the
right at any time to terminate this Plan, by delivering to the Trustee written notice of such termination. This Plan shall also terminate in the event the Employer is legally adjudicated as bankrupt, or makes a general assignment for the benefit of creditors, or is dissolved, except a dissolution in connection with the reorganization of the Employer. Upon any such termination or upon a partial termination, or upon a complete discontinuance of contributions to the Trust Fund, the rights of all affected Participants or their Beneficiaries to benefits accrued to the date of such termination, partial termination or discontinuance, shall be fully Vested in accordance with the terms and provisions of the Plan. At such time that the Trust is liquidated and distributions are to be made, the Trustee may distribute a Participant's accrued benefit without the Participant's consent, provided: (1) the Plan does not offer an annuity option, purchased from a commercial provider, and (2) the Employer or any entity within the same Controlled Group as the Employer does not maintain another defined contribution plan, other than an employee stock ownership plan defined in Code
Section 4975(e)(7). If another such plan is maintained, the Participant's accrued benefit may be transferred without consent to the other plan if the Participant does not consent to an immediate distribution from the terminating plan.

                    (b)  Distribution Limitation for Elective
Deferrals. A distribution of a Participant's Elective Deferrals may not be made under subparagraph (a) above if the Employer establishes or maintains a "successor plan." For purposes of this rule, a successor plan is any other defined contribution plan maintained by the Employer. However, if fewer than two percent of the Employees who are eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24-month period beginning 12 months before the time of the termination, the other plan is not a successor plan. The term "defined contribution plan" means a plan that is a defined contribution plan as defined in Code Section 414(i), but does not include an employee stock ownership plan as defined in section 4975(e) or 409 or a simplified employee pension as defined in Section 408(k) of the Code. A plan is a successor plan only if it exists at the time the Plan is terminated or within the period ending 12 months after distribution of all assets from the Plan.


                            ARTICLE XVIII

                            MISCELLANEOUS

               18.1 Participant's Rights; Acquittance. Neither the establishment of the Plan hereby created, nor any modification thereof, nor the creation of any fund or account, nor the issuance of any Contract, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employee thereof, or the Trustee, or any insurance company, except as provided herein or in the terms of any such Contract. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby.

          Nothing contained in this Plan shall be construed to add directly or indirectly to the rights of the Employees against the Employer. The action of the Employer in creating this Plan or any other action contemplated by either the Employer or its Employees, shall not be construed to constitute or evidence any contractual relationship between the Employer and any Employee, or as a right of any Employee to continue in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause. The Employer shall have the absolute right to deal with any Employee who may be a Participant hereunder at any time as if the Plan had never been created. Nothing herein contained shall be construed as placing any obligation whatever upon the Employer to see that any distribution to a Participant is made at any time from the Trust Fund herein created, and the Employer shall not be liable to any person whatever in respect to payments from the Trust Fund.

               18.2  Claims Procedure

                    (a)  Claims for benefits under the Plan may
be filed with the Administrator on forms supplied by the Administrator. The Administrator, within sixty (60) days after receipt of a duly and properly filed claim, shall render a written decision on the claim. If the claim shall be denied, either in whole or in part, the decision shall include the reason or reasons for the denial; the reference to the Plan provision or provisions which are the basis for the denial; a description of any additional material or information necessary for the claimant to effect the claim; an explanation why the information or material is necessary; and an explanation of the Plan claim review procedure.

                    (b)  Within sixty (60) days after receiving
notification from the Administrator denying, in whole or in part, the claim, the claimant may file with the Named Fiduciary: (a) a written notice of request for review of the Administrator's decision, (b) a written notice of request for review of any pertinent documents, and (c) a written notice of request to submit issues and comments in writing. Within sixty (60) days after receipt of the request for review, the Named Fiduciary shall render a written decision on the claim containing specific reasons for the decision and specific reference to the pertinent Plan provisions on which the decision is based, all in a manner calculated to be understood by the claimant.

               18.3 Board Authorization. Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer thereunto duly authorized by the Board.

               18.4  ERISA Preemption.  This Plan shall be
administered in the United States of America, and its validity, construction and all rights hereunder shall be governed by the laws of the United States under ERISA. To the extent the ERISA shall not be held to have preempted local law, the Plan shall be administered and construed under and governed by the laws of the State of Alabama.

               18.5 Indemnification By Employer. The Employer does hereby indemnify and hold harmless any person, corporation, professional corporation, professional association or partnership, that is deemed to be a fiduciary under the terms and provisions of ERISA and the regulations promulgated thereunder from and against any and all losses, claims, damages, expense (including court costs and attorney's fees) and liabilities arising from his or its duties and responsibilities in connection with the Plan and Trust Agreement unless the same is determined to be due to criminal acts or acts involving fraud or wanton conduct, provided that this indemnification by Employer provided in this Section does not extend to corporate trustees or to Investment Advisors appointed under ARTICLE IX of the Trust Agreement, who are being compensated for services rendered to the Employer or for their responsibilities under the Trust Agreement and Plan.

               18.6 Exclusive Benefit Rule. The Trust Fund shall never inure to the benefit of any Employer and shall be held for the exclusive purpose of providing benefits to Participants in the Plan and their Beneficiaries and for any reasonable expenses of administering the Plan, except that:

                    (a) Contributions made by the Employer under a mistake of fact shall be returned to the Employer within one
(1) calendar year of the payment of such contribution.

                    (b)  If a contribution is conditioned upon
the deductibility of such contribution under Section 404 of the Internal Revenue Code of 1986, as amended, then, to the extent the deduction is disallowed, the contribution shall be returned to the Employer within one (1) calendar year after the disallowance of the deduction.

               18.7  Employer Reversion Upon Initial
Disqualification. Notwithstanding any contrary provisions contained in any portion of this Plan, in the event the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

               18.8 Merger or Consolidation. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall, if the Plan is terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan had been terminated.

               18.9  Non-Alienation Provision.

                    (a)  Except as may be provided in this
Section, neither the Trust nor any of the assets, nor any interest herein shall be subject to any conveyance, transfer, assignment, sequestration, garnishment, attachment, levy, encumbrance, or other judicial process or order of any kind to satisfy the claims of creditors, and the Trustee shall not give any effect to such conveyance, transfer, assignment, sequestration, garnishment, attachment, levy, encumbrance, or other judicial process or order. The interests of Participants and their Beneficiaries under the Plan and Trust shall not be subject to the claims of any creditors and shall not be liable for their debts, contracts or torts. Participants and their Beneficiaries shall not in any way convey, transfer, assign, sequester, garnish, attach, levy, or otherwise encumber their interests in the Plan in law or in equity, and any such conveyance, transfer, assignment, sequestration, garnishment, attachment, levy, or encumbrance shall be void.

                    (b) The provisions of subparagraph (a) above do not apply to Qualified Domestic Relations Order (QDRO) as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

                    (c)  If any Employee's participation in the
Plan terminates at a time when he owes money to the Trust as a result of loans made to him pursuant to ARTICLE XIII, the Administrator shall direct payment to the Trust from the vested portion of his Account Balance, and, if necessary, the Administrator may direct payment from other collateral on any amount so owing.

               18.10 Delegation of Responsibilities by Named Fiduciary. The Named Fiduciary may designate any other person or persons, including the Trustee, to perform and carry out the responsibilities and duties herein imposed on the Administrator, and the Named Fiduciary may revoke any such delegation of responsibility. Any action of such person or persons in the exercise of such delegated responsibility shall have the same force and effect for all purposes as if such action had been taken by the Administrator.

               18.11 Trust. The Employer and the Trustee have entered into a Trust Agreement which provides for the holding of funds necessary to fund the benefits set forth in this Plan. The Trust Fund shall be received, held and disbursed in accordance with the provisions of the Trust Agreement and the Plan. No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants, former Participants and their Beneficiaries.

               18.12 Non-Contractual Obligation of Employer. Although it is the intention of the Employer that this Plan continue from year to year and contributions be made regularly, continuation of the Plan is entirely voluntary and the payments thereunder are not assumed as a contractual obligation of the Employer.

               18.13  Basis for Payments From the Plan.  The
basis for making payments from the Plan is contained in ARTICLE
VIII which are intended to satisfy the requirements of ERISA.

               18.14 Funding Policy. ARTICLE VI shall be deemed the procedure for establishing and carrying out the funding policy and method of this Plan. The Named Fiduciary shall be authorized to adopt such additional procedures and methods as necessary, which shall be communicated in writing to the Administrator and Trustee. Such funding policy and method shall be consistent with the objectives of this Plan and with the requirements of Title I of ERISA. In addition, the provisions of
ARTICLE VI shall be deemed the basis on which payments are made to this Plan.

          THE EMPLOYER has caused this Plan to be executed by its duly authorized officer and duly attested, and its corporate seal to be hereunto affixed, on this, the 1st day of November, 1994.


                              BIG B, INC.


                              /s/ Arthur M. Jones, Sr.
                              President
Attest:


/s/ James A. Bruno               (EMPLOYER)  Secretary

[CORPORATE SEAL]









                        TABLE OF CONTENTS
                      TAX REFORM ACT OF 1986
                  AMENDMENT AND RESTATEMENT OF THE
                           BIG B, INC.
                PROFIT SHARING 401(k) RETIREMENT PLAN
           (formerly Big B, Inc. Capital Accumulation Plan)



ARTICLE I    PURPOSE                                            2

ARTICLE II   NAME AND EFFECTIVE DATE                            2

ARTICLE III  DEFINITIONS                                        3

ARTICLE IV   ADMINISTRATION OF THE PLAN                        17
             4.1  Powers of the Administrator                  19
             4.2  Employer as Administrator                    19
             4.3  Administrative Records                       19
             4.4  Bonding of the Administrator                 19
             4.5  Non-Discriminatory Administration            19
             4.6  Terminated Participant Statement             20
             4.7  Delegation by Administrator                  20

ARTICLE V    PARTICIPATION OF EMPLOYEES                        20
             5.1  Requirements                                 20
             5.2  Rehired Employees                            20
             5.3  Participation Agreement                      21

ARTICLE VI   CONTRIBUTIONS                                     21
             6.1  Employer Contributions:  Types and Amounts   21
             6.2  Elective Deferrals: Amounts and Procedures   21
             6.3  Elective Deferral Dollar Limitations         22
             6.5  Actual Deferral Percentage Limitations       22
             6.6  Actual Contribution Percentage               24
             6.7  Aggregate Limit for Multiple Use of
                  Alternative Limitation                       25
             6.8  Additional Contribution to Restore
                  Cashed-Out Benefits                          27
             6.9  Omission of Eligible Employee                29
             6.10 Inclusion of Ineligible Employee             29

ARTICLE VII  ALLOCATIONS AND ADJUSTMENTS TO ACCOUNTS           29
             7.1  Procedure                                    29
             7.2  Accrual of Contributions                     32
             7.3  Accounts                                     33
             7.4  Limitations on Annual Additions              33
             7.5  Contribution and Benefit Limits for
                  Multiple Plans                               36

ARTICLE VIII BENEFITS                                          39
             8.1  Participant's Rights and General Rules       39
             8.2  Retirement Benefits                          40
             8.3  Deferred Retirement Benefits                 40
             8.4  Disability Benefit                           40
             8.5  Death Benefit                                40
             8.6  Benefit Upon Other Termination of Employment 41
             8.7  Methods of Distribution                      41
             8.8  General Consent Rules                        41
             8.9 Distributions to which Qualified Joint and Survivor and Pre-Retirement Survivor
                  Annuities Apply                              42
             8.10  Qualified Joint and Survivor Annuity        42
             8.11  Qualified Pre-Retirement Survivor
                   Annuity                                     43
             8.12  Pre-Retirement Survivor Annuity Election
                   and Notice                                  44
             8.13  Waiver of Annuity and Spousal Consent       45
             8.14  Conditions for Annuity Contracts            46
             8.15  Pre-Termination Distributions (Hardship
                   Withdrawals)                                46
             8.16  Statutory Commencement of Benefits          48
             8.17  General Rules for Required Distributions    48
             8.18  Required Beginning Date                     49
             8.19  Statutory Distributions Upon Death          50
             8.20  Location of Participants and Beneficiaries  52
             8.21  Payments for the Benefit of Incompetents    52

ARTICLE IX   VESTING                                           52
             9.1  Requirements                                 52
             9.2  Cash-Out; Buy-Back                           53
             9.3  Forfeitures                                  54
             9.4  Computation of Years of Credited Service     54
             9.5  Hours of Service Requirement                 55

ARTICLE X    TOP-HEAVY PLAN                                    55
             10.1  Top-Heavy Requirements                      55
             10.2  Top-Heavy Determination                     55

ARTICLE XI   CONTRACTS                                         57
             11.1  Purchase                                    57
             11.2  Ownership                                   58
             11.3  Insurance Company Restrictions              58
             11.4  Conflict of Terms                           58
             11.5  Participant's Rights                        58
             11.6  Premium Payment                             59
             11.7  Time of Purchase                            59
             11.8  Minimum Purchase Requirements               59
             11.9  Disposition of Contracts Upon Distribution
                   of Accrued Benefit                          59
             11.10 Other Disposition of Contracts From Plan    60

ARTICLE XII  ROLLOVER  CONTRIBUTIONS                           60
             12.1  Direct Rollovers by Employees               60
             12.2  Definitions                                 61
             12.3  Rollovers Other Than Direct Rollover        62
             12.4  Direct Rollovers From Other Plan            62
             12.5  Procedures and Information                  62
             12.6  Allocations to Rollover Account             62
             12.7  Vesting of Rollover Account                 62
             12.8  Distributions of Rollover Account           62
             12.9  Eligible Employees                          62
             12.10  Investment of Rollover Account             62

ARTICLE XIII LOANS TO PARTICIPANTS                             62
             13.1  Requirements                                62
             13.2  Default                                     64
             13.3  Loans as Investments of the Trust Fund      64

ARTICLE XIV  PARTICIPANT-DIRECTED INVESTMENTS                  64

ARTICLE XV   ADOPTION OF PLAN BY PARTICIPATING EMPLOYERS       66
             15.1  Right of Participating Employers to
                   Participate                                 66
             15.2  Participant Accounts                        66
             15.3  Administrative Powers of Plan
                   Administrator                               66
             15.4  Creation of Trust                           66
             15.5  Transfer of Employment                      67
             15.6  Withdrawal of Participating Employers       67
             15.7  Internal Revenue Service Approval of
                   Plan for a Participating Employer           68
             15.8  Joint Venture Restriction                   68
             15.9  Commingled Assets                           68

ARTICLE XVI  FIDUCIARY RESPONSIBILITIES                        69
             16.1  Allocation of Responsibilities
                   Among Fiduciaries                           69
             16.2  No Joint Fiduciary Responsibilities         70
             16.3  Advisor to Named Fiduciary                  70

ARTICLE XVII AMENDMENT AND TERMINATION                         71
             17.1  Amendments                                  71
             17.2  Election of Pre-Amendment Vesting
                   Schedule                                    71
             17.3  Termination                                 72

ARTICLE XVIII MISCELLANEOUS                                    72
             18.1  Participant's Rights; Acquittance           72
             18.2  Claims Procedure                            73
             18.3  Board Authorization                         74
             18.4  ERISA Preemption                            74
             18.5  Indemnification By Employer                 74
             18.6  Exclusive Benefit Rule                      74
             18.7  Employer Reversion Upon Initial
                   Disqualification                            74
             18.8  Merger or Consolidation                     75
             18.9  Non-Alienation Provision                    75
             18.10 Delegation of Responsibilities by
                   Named Fiduciary                             75
             18.11 Trust                                       76
             18.12  Non-Contractual Obligation of Employer     76
             18.13  Basis for Payments From the Plan           76
             18.14  Funding Policy                             76





















































STATE OF ALABAMA

JEFFERSON COUNTY


                         FIRST AMENDMENT

                            BIG B, INC.
               PROFIT SHARING 401(k) RETIREMENT PLAN

          BIG B, INC., a corporation organized and existing under the laws of the State of Alabama, (hereinafter called the "Employer"), hereby adopts and publishes on this the _____ day of _______________, 199__ this Amendment to the Big B, Inc. Profit
Sharing 401(k) Retirement Plan, as follows:

          WHEREAS, said Plan was amended and restated on November
1, 1994 in order to comply with the requirements of the Tax
Reform Act of 1986; and

          WHEREAS, said Plan provides that Employer reserves the right at any time and from time to time, by action of its Board to amend in whole or in part, any and all provisions of the Plan;
and

          WHEREAS, Employer desires to amend said Plan in the following respects; and

          WHEREAS, by written unanimous consent of the Board of Directors of the Corporation, said Board did specifically approve and adopt by resolution the amendment hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises hereinabove set forth, Employer hereby amends said Plan, as follows:

          FIRST: There shall be added to Section 3.53 the following new subparagraph:

               (e) Old Pension Plan Rollover Account shall mean the account maintained to record that portion of a Participant's
Accrued Benefit which was transferred to this Plan from the Big
B, Inc. Defined Benefit Pension Plan.

          SECOND: Section 14.1 of said Plan shall be deleted in its entirety and there shall be substituted in lieu thereof the following:

          14.1 Each Participant shall have the right to direct the investments of his Elective Deferral Account and all Rollover Accounts except the Old Pension Plan Rollover Account, provided he does so under such terms, conditions, and administrative rules as the Administrator shall from time to time determine. The Administrator shall establish one or more separate and distinct investment options from which the Participant shall choose.

          THIRD:  This Amendment shall be effective commencing
February 1, 1994, and for each year thereafter until further amended.

          FOURTH: In all other respects, said Plan is hereby ratified, confirmed and approved.

          The Employer has caused this Amendment to be executed by its duly authorized officer and duly attested, and its corporate seal to be hereunto affixed on the day and year first above written.


                              BIG B, INC.


                              /s/ Arthur M Jones, Sr.,
                              President

ATTEST:                              (EMPLOYER)


/s/ James A.Bruno,
Secretary

(CORPORATE SEAL)


























STATE OF ALABAMA

JEFFERSON COUNTY


                        SECOND AMENDMENT

                           BIG B, INC.
              PROFIT SHARING 401(k) RETIREMENT PLAN

          BIG B, INC., a corporation organized and existing under the laws of the State of Alabama, (hereinafter called the "Employer"), hereby adopts and publishes on this the _____ day of _______________, 199__ this Amendment to the Big B, Inc. Profit
Sharing 401(k) Retirement Plan, as follows:

          WHEREAS, said Plan was amended and restated on November
1, 1994 in order to comply with the requirements of the Tax
Reform Act of 1986; and

          WHEREAS, said Plan provides that Employer reserves the right at any time and from time to time, by action of its Board to amend in whole or in part, any and all provisions of the Plan;
and

          WHEREAS, Employer desires to amend said Plan in the following respects; and

          WHEREAS, by written unanimous consent of the Board of Directors of the Corporation, said Board did specifically approve and adopt by resolution the amendment hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises hereinabove set forth, Employer hereby amends said Plan, as follows:

          FIRST: Section 3.64 shall be deleted in its entirety and there shall be substituted in lieu thereof the following:

          3.64 "Year of Service" shall mean each Eligibility Computation Period during which an Employee has completed not less than one thousand (1,000) Hours of Service with the Employer or with employers of which all of the stock or substantially all of the assets have been acquired by the Employer, provided the acquisition is reflected on Exhibit A attached hereto.

          SECOND: There shall be added to ARTICLE V the following new section:

          5.4 Leave of Absence. A Participant's employment is not considered terminated for purposes of the Plan while he is on leave of absence with the consent of the Employer, provided that he returns to the employ of the Employer at the expiration of such leave. Leaves of absence shall mean leaves granted by the Employer, in accordance with established rules uniformly applied to all Employees, for reasons of health or public service, for reasons set forth under the Family and Medical Leave Act of 1993, or for reasons determined by the Employer to be in its best interests. The taking of leave under this Section 5.4 shall not result in the loss of any benefit accrued under the Plan prior to the date on which the leave commenced. A Participant's employment shall also not be deemed to have terminated while he is a member of the Armed Forces of the United States, provided that he returns to the employment of the Employer within ninety
(90) days (or such longer period as may be prescribed by law) from the date he first became entitled to his discharge. Participants who do not return to the employ of the Employer within sixty (60) days following the end of the leave of absence, or within the required time in case of service with the Armed Forces, shall be deemed to have terminated their employment as of the date when their leaves of absence began, unless such failure to return was the result of Normal Retirement, deferred retirement, Disability or death. The provisions of this Section shall be effective January 1, 1993.

          THIRD:  This Amendment shall be effective commencing
February 1, 1994, and for each year thereafter until further amended.

          FOURTH: In all other respects, said Plan is hereby ratified, confirmed and approved.

          The Employer has caused this Amendment to be executed by its duly authorized officer and duly attested, and its corporate seal to be hereunto affixed on the day and year first above written.


                              BIG B, INC.


                              /s/ Arthur M Jones, Sr.,
                              President

ATTEST:                              (EMPLOYER)


/s/ James A.Bruno,
Secretary

(CORPORATE SEAL)